                                                     (LOGO)   ACADIA      NYSE
                                                           REALTY TRUST   AKR


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2001

                                Table of Contents
                                                                            Page
                                                                            ----
                          Section I - Overview


Company Information                                                          2

Quarterly Highlights                                                         3

Portfolio Snapshot                                                           4

Organizational Chart                                                         5

Executive Management Team                                                    6

                   Section II - Net Asset Valuation (1)

Net Asset Value Summary                                                      7

Net Asset Value Calculation                                                  8

                   Section III - Financial Information

Market Capitalization                                                        9

Shareholder Information                                                     10

Operating Statements - Including Joint Venture Activity                     11

Operating Statements - Current v. Historical                                12

Operating Statements - by Segment (Retail & Multi-Family)                   13

Net Operating Income - Same Property Performance                            14

Funds from Operations                                                       15

                                                     (LOGO)   ACADIA      NYSE
                                                           REALTY TRUST   AKR


                                                                           Page
                                                                           ----

Balance Sheets                                                              16

Selected Operating Ratios                                                   17

Debt Analysis - Wholly Owned and Unconsolidated Subsidiaries                18

Debt Maturity Schedule                                                      20

Unencumbered Properties                                                     21

                   Section IV - Portfolio information

Portfolio Overview  - By Region and Property Type                           22

Commercial Properties by Region - Summary                                   23

Commercial Properties by Region - Detail                                    24

Top 25 Tenants                                                              28

Anchor Tenant Summary                                                       29

Lease Expirations                                                           36

Residential Properties                                                      40

Properties under Redevelopment                                              41


(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 2000. NAV is computed at the end of each year and will be updated during the year if, based on management's assessment, a significant change in any of the determinants of NAV occurs.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

                                                     (LOGO)   ACADIA      NYSE
                                                           REALTY TRUST   AKR


              QUARTERLY SUPPLEMENTAL DISCLOSURE
                        JUNE 30, 2001

              Company Information
              -------------------

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (the "Operating Partnership") which was 84% controlled by Acadia as of June 30, 2001.

As of June 30, 2001, Acadia owns or has an ownership interest in fifty-six properties, consisting of fifty neighborhood and community shopping centers, one enclosed mall, one mixed-use property (a retail/residential property) and four multi-family properties, all located in the Eastern and Midwestern regions of the United States. Four of the above shopping centers are currently under redevelopment.

Corporate Headquarters            20 Soundview Marketplace            Research Coverage              Credit Suisse First Boston
                                  Port Washington, NY 11050-2221                                     Larry Raiman
                                                                                                     (212) 892-2380
New York Stock Exchange Symbol    AKR

Web Site                          www.acadiarealty.com                Investor Relations             Jon Grisham
                                                                                                     Vice President
                                                                                                     (516) 767-7550
                                                                                                     jgrisham@acadiarealty.com

                                                     (LOGO)   ACADIA      NYSE
                                                           REALTY TRUST   AKR



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2001

                                   Highlights
                                   ----------

o FFO for the second quarter ended June 30, 2001 was $7.3 million, or $0.21 per share (both basic and fully diluted), compared with $9.1 million, or $0.26 per share for the quarter ended June 30, 2000. FFO for second quarter 2000 included lease termination income of $1.8 million, or $0.05 per share, which resulted from the redevelopment project at the Abington Towne Center. Adjusted for this non-recurring income, FFO on a per share basis for second quarter 2000 was $0.21. FFO for the six months ended June 30, 2001 was $14.4 million, or $0.42 per share. This compares with FFO of $16.7 million, or $0.47 per share for the same period in 2000. Adjusted for the non-recurring income as discussed above, FFO for the six months ended June 30, 2000 was $0.42 per share.

o Overall portfolio occupancy (including the Company's joint venture property) increased 30 basis points to 90.6% for second quarter 2001, compared to 90.3% for first quarter 2001.

o Significant leasing and redevelopment accomplishments during the quarter included the signing of a lease with Wal*Mart for the 89,000 square foot anchor space at the Methuen Shopping Center in Methuen, Massachusetts. Wal*Mart replaces the previous anchor, Caldor, whose lease the Company purchased in connection with Caldor's bankruptcy. Wal*Mart's rent represents a 240% increase over the former base rents and a 25% yield on Acadia's investment based on the net increase in rents.

o Acadia also executed a lease for a 34,000 square foot supermarket with Price Rite, a division of Wakefern Food Corporation, during the second quarter 2001. This tenant replaced an Acme supermarket, a division of Albertson's, at the Mountainville Shopping Center in Allentown, Pennsylvania, reducing the Company's supermarket exposure to Albertson's which now operates at only two of the Company's centers. The new Price Rite, which opened in July 2001, is paying a base rent almost double that of the former anchor.

o In connection with the non-core disposition program, Acadia completed the sale of the Marley Run Apartments, a 336-unit apartment complex, for $27.4 million during the second quarter 2001. Additionally, the Company has entered into a contract to sell a second apartment property located in the suburban Washington, DC area for approximately $35 million. Acadia also signed a contract during the second quarter to sell a non-core shopping center located in Sumter, SC.

                                                     (LOGO)   ACADIA      NYSE
                                                           REALTY TRUST   AKR


              QUARTERLY SUPPLEMENTAL DISCLOSURE
                        JUNE 30, 2001


                          Portfolio Snapshot
                          ------------------

/ / Dayton, OH

/ / Wilkes-Barre, PA

/ / Woonsocket, RI

*   Headquarters - New York




                      52 retail and 4 multi-family properties

                      Approximately 10.4 million square feet of GLA

                      19 Eastern and Midwestern states represented

*   Headquarters
/ / Regional Offices
o   Retail Properties
#   Multi-Family Properties

                                                     (LOGO)   ACADIA      NYSE
                                                           REALTY TRUST   AKR


QUARTERLY SUPPLEMENTAL DISCLOSURE
         JUNE 30, 2001


        Management Team
        ---------------

                                                                                 Ross Dworman
                                                                                   Chairman


                                                                             Kenneth F. Bernstein
                                                                            Chief Executive Officer
                                                                                  and President



Acquisitions               Leasing                        Retail                Construction
                                                        Management                  and
                                                                                Development


 Joel Braun           Timothy J. Bruce                    Joseph                Joseph Hogan
  Sr. VP,             Sr. VP, Dir. of                   Napolitano            Sr. VP, Dir. of
Acquisitions            Leasing and                   Sr. VP, Retail           Construction
                       Redevelopment                    Management


                     Joseph Povinelli                 Robert Scholem           Construction
                       VP, Leasing                     VP, Property            Supervisors
                                                        Management             2 Individuals


                         Daniel               David Bourgery     Kathleen Covert
                       Evangelista           Regional Property  Regional Property
                     Sr. Leasing Rep.             Manager            Manager


                      Harry Harmon             Pete Crumbeck     Onsite Property
                      Leasing Rep.           Regional Property      Managers
                                                  Manager         2 Individuals


                    Karalynn Maurer           Thomas Donahue
                     Leasing Rep.           Regional Property
                                                 Manager


   Edward Cartas    Julie Namutka
       CAD           Leasing Rep.

(RESTUBBED TABLE)

                   Ross Dworman
                     Chairman


               Kenneth F. Bernstein
              Chief Executive Officer
                   and President


                             Legal                            Finance and                                      Residential
                                                                 Asset                                         Management
                                                               Management



                         Robert Masters                      Perry Kamerman
                         Sr. VP, General                     Sr. VP, Chief
                            Counsel                         Financial Officer



                           Carol Smrek           Arnold         Maggie Hui            Jon Grisham               Greg Sauter
                           VP, Counsel         Wachsberger    VP, Controller          VP, Dir. of             VP, Residential
                                               VP, Finance                        Financial Reporting            Management


                          Karen Yamrus    Joseph Ginex       Richard Hartmann               Mardi Cezveci      On-site Property
                          Asst. VP, Sr.    Associate       Assistant  Controller          Mgmt. Information       Managers
                            Paralegal                                                         Systems


                                                                                  Sr. Lease Admin.
                                                                                   2 Individuals

                                                     (LOGO)   ACADIA      NYSE
                                                           REALTY TRUST   AKR


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2001

                            Executive Management Team
                            -------------------------

Ross Dworman                 Chairman of the Board          Mr. Dworman assists with long-term strategic planning for
                                                            the Company. Mr. Dworman was President and Chief Executive
                                                            Officer of RD Capital, Inc. from 1987 until the merger of
                                                            RD Capital with Mark Centers Trust in August of 1998,
                                                            forming Acadia Realty Trust. From 1984 to 1987, Mr.
                                                            Dworman was an associate at Odyssey Partners, L.P., a
                                                            hedge fund engaged in leveraged buy-outs and real estate
                                                            investment, and from 1981 until 1984, he was a Financial
                                                            Analyst for Salomon, Inc. Mr. Dworman received his
                                                            Bachelor of Arts Degree from the University of
                                                            Pennsylvania.

Kenneth F. Bernstein      Chief Executive Officer and       Mr. Bernstein is responsible for strategic planning as
                                   President                well as overseeing all day to day activities of the
                                                            Company including operations, acquisitions and capital
                                                            markets. Mr. Bernstein served as the Chief Operating
                                                            Officer of RD Capital, Inc. from 1990 until the merger of
                                                            RD Capital with Mark Centers Trust in August of 1998,
                                                            forming Acadia Realty Trust. In such capacity, he was
                                                            responsible for overseeing the day-to-day operations of RD
                                                            Capital and its management companies, Acadia Management
                                                            Company LLC and Sound View Management LLC. Prior to
                                                            joining RD Capital, Mr. Bernstein was an associate with
                                                            the New York law firm of Battle Fowler, LLP, from 1986 to
                                                            1990. Mr. Bernstein received his Bachelor of Arts Degree
                                                            from the University of Vermont and his Juris Doctorate
                                                            from Boston University School of Law.

Joel Braun                   Senior Vice President,         Mr. Braun is responsible for the sourcing and financial
                                  Acquisitions              analysis of acquisition properties for Acadia. Previously,
                                                            Mr. Braun was Director of Acquisitions and Finance for
                                                            Rosenshein Associates, a regional shopping center
                                                            developer based in New Rochelle, New York. During this
                                                            time, Mr. Braun was instrumental in the initiation and
                                                            formation of Kranzco Realty Trust, a publicly traded REIT.
                                                            Mr. Braun holds a Bachelor's in Business Administration
                                                            from Boston University and a Master's Degree in Planning
                                                            from John Hopkins University.

Timothy J. Bruce             Senior Vice President,         Mr. Bruce joined Acadia Realty Trust in December 1998 as
                              Director of Leasing           Senior Vice President, Director of Leasing. Mr. Bruce has
                                                            more than 14 years of redevelopment and leasing
                                                            experience. From April 1996 until joining Acadia Realty in
                                                            December 1998, Mr. Bruce served as Vice President of the
                                                            Strip Center Leasing Department at Pennsylvania Real
                                                            Estate Trust where he was responsible for coordinating all leasing activity for the 4.5 million square foot strip
                                                            center portfolio. From 1985 to 1996, Mr. Bruce was with
                                                            Equity Properties and Development, L.P. as Senior Vice
                                                            President, Real Estate, his responsibilities included the
                                                            management of the day-to-day activities of the Real
                                                            Estate, Construction, and Merchant Coordination
                                                            Departments. Mr. Bruce received a Bachelor of Arts Degree
                                                            from the University of Illinois at Chicago School of
                                                            Architecture and a Masters of Management from the J. L.
                                                            Kellogg Graduate School of Business at Northwestern
                                                            University.

Joseph Hogan                 Senior Vice President,         Most recently, Mr. Hogan served as Vice President with
                            Director of Construction        Kimco Realty Corporation (NYSE:KIM), where he was
                                                            responsible for business development and management of all retail and commercial construction projects for Kimco, in
                                                            addition to outside customers and development companies.
                                                            Prior to joining Kimco, he was with Konover Construction
                                                            Company, a subsidiary of Konover & Associates located in
                                                            West Hartford, Connecticut, where he was responsible for
                                                            construction projects throughout the eastern half of the
                                                            United States.

Perry Kamerman               Senior Vice President,         Mr. Kamerman oversees all the financial activities and
                            Chief Financial Officer         asset management functions. Previously, he was the Chief
                                                            Financial Officer of RD Capital, Inc. and its affiliates
                                                            from 1995 until the merger of RD Capital with Mark Centers
                                                            Trust in August of 1998, forming Acadia Realty Trust. From
                                                            1984 to 1994, Mr. Kamerman served as the Controller and
                                                            the Director of Asset Management for the American
                                                            Continental Properties Group, an international real estate investment and development firm whose assets exceeded $1
                                                            billion. Prior to this, he was an audit manager at E&Y
                                                            Kenneth Leventhal Real Estate Group. Mr. Kamerman is a
                                                            Certified Public Accountant and received a Bachelor of
                                                            Science in Accounting from the City University of New York in 1977.

Robert Masters, Esq.         Senior Vice President,         Prior to joining Acadia in December 1994, Mr. Masters was
                                General Counsel,            General Counsel for API Asset Management for over five
                              Corporate Secretary           years, Senior Vice President Deputy General Counsel for
                                                            European American Bank from 1985 to 1990, and Vice
                                                            President and Counsel for National Westminster Bank from
                                                            1977 to 1985. Mr. Masters received his Bachelor of Arts
                                                            from the City University of New York and a J.D. from New
                                                            York University Law School. Mr. Masters is also a member
                                                            of the New York Bar.


Joseph M. Napolitano,        Senior Vice President,         Mr. Napolitano is responsible for overseeing the retail
CPM                            Director of Retail           property management department for Acadia Realty Trust.
                              Property Management           Prior to joining Acadia in 1995, Mr. Napolitano was
                                                            employed by Rosen Associates Management Corp. as a Senior
                                                            Property Manager overseeing a national portfolio of
                                                            community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and
                                                            community shopping centers nationally. Mr. Napolitano
                                                            holds a Bachelor's in Business Administration from Adelphi
                                                            University, Garden City, NY; and is a Certified Property
                                                            Manager by the Institute of Property Management (IREM).
                                                            Mr. Napolitano is also a member of the New York State
                                                            Association of Realtors (NYSAR) International Council of
                                                            Shopping Center (ICSC), Commercial Investment Real Estate
                                                            Institute (CIREI), and the Building Owners and Managers
                                                            Institute (BOMI).



                                                                                                                  [GRAPHIC OMITTED]
                                                                 ANNUAL SUPPLEMENTAL DISCLOSURE
                                                                        DECEMBER 31, 2000




                                                                 PORTFOLIO BREAKDOWN AND
                                                              NET ASSET VALUE ('NAV') ANALYSIS
                                                              --------------------------------

                                                                                Private Basis
                                                         Number of               Composite
                                                        Properties  % of GLA  Cap Rate Range(B)     % of GAV   % of NAV  % of Debt
                                                        ----------  --------  -----------------     --------   --------  ---------
Core Retail Portfolio
Stabilized                                                  26        46%     9.50%    to    10.50%    63%        65%         62%
Redevelopments(C)                                            4         5%      n/a     --     n/a      7%         12%          2%
                                                        -------------------  ------          ------ --------   --------    ---------
                       Total Core Portfolio                 30        51%     9.50%    to    10.50%    70%        77%         64%
                                                        -------------------  ------          ------ --------   --------    ---------

Non-Core Portfolio
Retail                                                      22        30%    12.00%    to    13.00%    14%        11%         16%
Residential(D)                                               5        19%     8.50%    to     9.50%    16%        12%         20%
                                                        -------------------  ------          ------ --------   --------    ---------
                        Total Non-Core Portfolio(A)         27        49%    10.00%    to    11.00%    30%        23%         36%
                                                        -------------------  ------          ------ --------   --------    ---------
Total Portfolio                                             57       100%     9.75%    to    10.75%   100%       100%        100%
                                                        ===================  ======          ====== ========   ========    =========
Equivalent Public Basis                                                      10.76%    to    11.87%
                                                                             ======          ======

Notes:

(A) The Company's core portfolio ("Core Portfolio") is comprised of 26 stabilized and four redevelopment retail properties located in the Northeast, Midwest and Mid-Atlantic regions. The remaining 22 retail and four multi-family assets are considered non-core ("Non-Core Portfolio') and are either currently being marketed or are slated for future disposition.

(B) Private capitalization rates are based on private-basis NOI's. Private-basis NOI's are equal to public-basis NOI's less: (1) straight-line rents, (2) structural reserves of $0.15 per square foot for retail properties and $300 per unit reserve for residential properties and (3) 4% imputed management fees on effective rents. The above capitalization rates are based on those currently in place and are subject to future changes.

(C) Redevelopment properties (reference page 41) are valued at 110% of net book value.

(D) The above valuation has not been adjusted in this 2001 Supplement to reflect the disposition of the Marley Run Apartment complex. The property was sold during June 2001 for a gross sales price of $27,400,000. The associated debt as of December 31, 2000 was $14,230,000.

Reference page 8 for additional notes related to portfolio valuation.


                                                                                                                  [GRAPHIC OMITTED]
                         ANNUAL SUPPLEMENTAL DISCLOSURE
                              DECEMBER 31, 2000(1)




                       Net Asset Value ('NAV') Calculation
                       -----------------------------------
                             (amounts in thousands)

                                                                                                                  All
                                                                                                Notes          Properties
                                                                                                -----          ----------
                                                                      Number of Properties                        57

Net Operating income ("NOI") for the quarter ended December 31, 2000 ("Quarterly NOI"):
    Consolidated Properties                                                                     (2)            $   15,476
    Unconsolidated Joint Ventures                                                               (2)                   686
                                                                                                               ----------
                                             Total Quarterly NOI                                                   16,162

Less adjustments to Quarterly NOI:
  (a) Current quarter disposition                                                                                    (926)
  (b) Redevelopment properties                                                                                       (512)
  (c) Other adjustments to quarterly NOI                                                                             (574)
                                                                                                               ----------

Adjusted quarterly NOI                                                                                             14,150
                                                                                                                      x 4
                                                                                                               ----------
PUBLIC BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and redevelopments)             (4,7)                56,600

Structural reserves                                                                             (3)                (1,872)
Imputed management fees (4%)                                                                                       (3,447)
                                                                                                               ----------


PRIVATE BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and redevelopments)                             $   51,281
                                                                                                               ==========

CAP RATE RANGES USED FOR VALUATION (Excluding Redevelopments):                                  (5)
   Private Basis                                                                                        10.75%                9.75%
   Equivalent Public Basis                                                                              11.87%               10.76%
                                                                                                        -----                -----
Gross market value of real estate (excluding redevelopments)                                          477,033              525,959
Redevelopment properties                                                                        (6)    35,000               35,000
Value of other net assets                                                                       (8)    21,186               21,186
                                                                                                     --------             --------
GROSS MARKET VALUE OF ASSETS                                                                          533,219              582,145

Mortgage debt - Consolidated properties                                                              (277,113)            (277,113)
              - Unconsolidated Joint Ventures                                                         (16,974)             (16,974)

Preferred equity and Minority interest in majority owned partnerships                                  (4,712)              (4,712)
                                                                                                     --------             --------
NET MARKET VALUE OF ASSETS                                                                            234,420              283,346

Common shares and units outstanding as of December 31, 2000                                            34,955               34,955
                                                                                                     --------             --------
NAV PER COMMON SHARE                                                                            (4)  $   6.71             $   8.11
                                                                                                     ========             ========



                  Core Properties                                                Non-Core Properties
----------------------------------------------         ------------------------------------------------------------------
            26                     4                               22                     5

        Stabilized               Redevelopments                  Retail              Residential        Sold in 2000
        ----------               --------------                 -------              -----------        ------------
        $    8,886               $          512                 $ 2,826              $     2,326               $ 926
               686                            -                       -                        -                   -
        ----------               --------------                 -------              -----------        ------------
             9,572                          512                   2,826                    2,326                 926

                                                                                                                (926)
                                           (512)
              (414)                           -                    (163)                       3                   -
        ----------               --------------                 -------              -----------        ------------
             9,158                            -                   2,663                    2,329                   -
               x 4                            -                     x 4                      x 4                   -
        ----------               --------------                 -------              -----------        ------------
            36,632                            -                  10,652                    9,316                   -

              (722)                           -                    (468)                    (682)                  -
            (2,165)                           -                    (659)                    (623)                  -
        ----------               --------------                 -------              -----------        ------------

        $   33,745               $            -                  $9,525              $     8,011        $          -
        ==========               ==============                  ======              ===========        ============
                                                                                                (9)

 ................................................................................

Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 2000. NAV is computed at the end of each year and will be updated during the year only if a significant change in any determinant of NAV occurs.

(2) NOI's exclude an aggreagate $321 of straight-line rents and $35 of non-recurring items.

(3) Structural reserves represent a $0.15 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

(4) The above values exclude the value of third party management contracts, anticipated profits from redevelopments and any transaction costs associated with liquidating the properties. Transaction costs associated with the disposition of non-core properties are estimated to range from $0.10 to $0.15 per share

(5) The above capitalization rates are based on those currently in place and are subject to future changes.

(6) Redevelopment properties (reference page 41) are valued at 110% of their net book value

(7) Based upon annualization of 4th quarter NOI, adjusted downward for seasonality and certain non-recurring items.

(8) Value of other net assets at December 31, 2000 is comprised of the following:

  Cash and cash equivalents                                             $22,167
  Cash in escrow                                                          5,213
  Rents receivable, net of allowance and unbilled (straight-line) rent
   of $4,098                                                              5,569
  Prepaid expenses                                                        2,905
  Other Assets (Less Furn. & Fixt. And other intangible)                  1,568
  Due to related parties                                                   (111)
  Accounts payable and accrued expenses                                  (7,705)
  Distributions payable                                                  (4,241)
  Other liabilities                                                      (4,179)
                                                                        -------
                                                                        $21,186
                                                                        =======

(9) The above valuation has not been adjusted in this 2001 Supplement to reflect the disposition of the Marley Run Apartment complex. The property was sold during June 2001 for a gross sales price of $27,400,000. The associated debt as of December 31, 2000 was $14,230,000.
    ............................................................................



                                                                                                                  [GRAPHIC OMITTED]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2001

                           Total Market Capitalization
                           ---------------------------



                                                                                                                    Percent of
                                                                      Percent of                                   Total Market
                                                                     Total Equity                                 Capitalization
                                                                     ------------                                 ---------------
Total Common Shares Outstanding                                         82.8%                     28,481,786(1)
Common O.P. Units                                                       16.4%                      5,638,263
                                                                                                ------------
Combined Common Shares and O.P. Units                                                             34,120,049

Market Price as of June 30, 2001                                                                $       6.98
                                                                                                ------------
Equity Capitalization - Common Shares and O.P. Units                                             238,157,942

Preferred O.P. Units - at cost (2)                                       0.8%                      2,212,000
                                                                       -----                    ------------
Total Equity Capitalization                                            100.0%                    240,369,942           48.7%
                                                                       =====
Debt Capitalization                                                                              252,859,565           51.3%
                                                                                                ------------          -----
Total Market Capitalization                                                                     $493,229,507          100.0%
                                                                                                ============          =====


Weighted Average Outstanding Common Shares and O.P. Units
---------------------------------------------------------
                                                                             Common
                                                                            Shares(1)             O.P. Units       Total
                                                                          ----------             ----------     ----------
Quarter ended June 30, 2001 - Primary and Diluted                          28,089,593              6,264,502     34,354,095
Year-to-date June 30, 2001  - Primary and Diluted                          28,090,531              6,532,832     34,623,363

Quarter ended June 30, 2000 - Primary and Diluted                          25,241,794             10,484,143     35,725,937
Year-to-date June 30, 2000  - Primary and Diluted                          25,358,946             10,484,143     35,843,089





Notes:
(1) As of June 30, 2001, the Company had purchased 1,794,642 shares (net of reissuance of 86,063 shares) under its Stock Repurchase Program

(2) In connection with the acquisition of the Pacesetter Park Shopping Center, the Company issued 2,212 Preferred O.P. Units which are reflected above at their stated cost of $1,000 per unit

Total Market Capitalization

Variable-      Fixed-Rate     Common      Preferred        Common
Rate Debt        Debt         Shares      O.P. Units     O.P. Units
 26.1%          25.2%         40.3%         0.4%            8.0%

                                                                                                                   [GRAPHIC OMITTED]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2001

                             Shareholder Information
                             -----------------------


                      Twelve Largest Institutional/Non-Retail Shareholders(1)
                                                                                                    Percent of Out-
 Shareholder                                                                       Shares Held      standing Shares
-------------------------------------------------------                            -----------      ----------------
Yale University                                                                      6,155,092           21.6%
Rothschild Realty Investors II L.L.C.                                                3,266,667           11.5%
Howard Hughes Medical Institute                                                      2,266,667            8.0%
The Board of Trustees of the Leland Stanford Junior University                       2,133,333            7.5%
Harvard Private Capital Realty, Inc.                                                 2,000,000            7.0%
The Vanderbilt University                                                            1,346,647            4.7%
TRW Master Trust                                                                     1,200,000            4.2%
Carnegie Corporation of New York                                                       942,653            3.3%
Brown University                                                                       687,823            2.4%
CS First Boston Inc.                                                                   419,000            1.5%
Morgan Stanley Asset Management                                                        409,800            1.4%
Yale University Retirement Plan                                                        403,994            1.4%
                                                                                    ----------           ----
Total of Twelve Largest Institutional/Non-Retail Shareholders                       21,231,676           74.5%
                                                                                    ==========           ====
Total of all Institutional/Non-Retail Shareholders                                  22,037,473           77.4%
                                                                                    ==========           ====


                              Operating Partnership
                                Unit Information
                                ----------------

                                                                    Percent
                                                             of Total O.P. Units
                                                             -------------------
Institutional/Non-Retail O.P. Unit Holders      2,972,488          52.7%
Employee/Director O.P. Unit Holders             1,734,975          30.8%
Other O.P. Unit Holders                           930,800          16.5%
                                                ---------         -----
Total O.P. Units                                5,638,263         100.0%
                                                =========         =====


(1) Based on Schedule 13F filings with the U.S. Securities and Exchange
    Commission


Total Share/O.P. Unit Ownership (Combined)

[ ] Institutional/Non-Retail Share &
    O.P. Unit Holders  3%

[ ] Retail Shareholders 5%

[ ] Employee/Director O.P
    Unitholders 19%

[ ] Other O.P. Unitholders 73%

                                                                                                                   [GRAPHIC OMITTED]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2001


         Statements of Operations - Including Joint Venture Activity(1)
         --------------------------------------------------------------
                        Current Year-to-Date - by Quarter
                        ---------------------------------
                                 (in thousands)
                                                                           ---------------------------------------------------------

                                                                                                  Year-to-Date

                                                                                                  Six months
                                                                                                ended June 30,
                                                                                                    2001
                                                                           ---------------------------------------------------------
                                                                              Wholly Owned           JV               Total
                                                                              ------------           --               -----
PROPERTY REVENUES
Minimum rents                                                                 $ 34,404             $1,208           $ 35,612
Percentage rents                                                                 1,091                 64              1,155
Expense reimbursements                                                           7,047                497              7,544
Other property income                                                              392                 29                421
                                                                              --------             ------           --------
                                                                                42,934              1,798             44,732
                                                                              --------             ------           --------

PROPERTY EXPENSES
Property operating                                                               8,968                228              9,196
Real estate taxes                                                                5,618                304              5,922
                                                                              --------             ------           --------
                                                                                14,586                532             15,118
                                                                              --------             ------           --------
NET OPERATING INCOME - PROPERTIES                                               28,348              1,266             29,614


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                   (1,987)                 -             (1,987)
General and administrative                                                      (2,541)                 -             (2,541)
Interest income                                                                    406                  -                406
Management income                                                                  250                  -                250
Other income                                                                        17                  -                 17
                                                                              --------             ------           --------
EBIDTA                                                                          24,493              1,266             25,759

Depreciation and amortization                                                   (9,900)              (328)           (10,228)
Interest expense                                                               (10,059)              (649)           (10,708)
Gain on sale of properties                                                       7,035                  -              7,035
                                                                              --------             ------           --------
Income before extraordinary item, minority interest and
  cumulative effect of a change in accouting principal                          11,569                289             11,858

Extraordinary item - Loss on early extinguishment of debt                         (140)                 -               (140)
Minority interest                                                                2,186)                 -             (2,186)
Cumulative effect of a change in accounting principal (FAS 133)                   (149)                -                (149)
                                                                              --------             ------           --------
NET INCOME                                                                    $  9,094             $  289           $  9,383
                                                                              ========             ======           ========

                               [RESTUBBED TABLED]

                                                               ----------------------------------------------------

                                                                             Current Quarter

                                                                                 3 months
                                                                               ended June 30,
                                                                                   2001
                                                               ----------------------------------------------------
                                                                 Wholly Owned      JV                 Total
                                                                 ------------      --                 -----
PROPERTY REVENUES
Minimum rents                                                    $16,958          $ 602             $17,560
Percentage rents                                                     359              -                 359
Expense reimbursements                                             3,138            261               3,399
Other property income                                                162             14                 176
                                                                 -------          -----             -------
                                                                  20,617            877              21,494
                                                                 -------          -----             -------

PROPERTY EXPENSES
Property operating                                                 3,675            103               3,778
Real estate taxes                                                  2,818            152               2,970
                                                                 -------          -----             -------
                                                                   6,493            255               6,748
                                                                 -------          -----             -------
NET OPERATING INCOME - PROPERTIES                                 14,124            622              14,746


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                     (1,082)             -              (1,082)
General and administrative                                        (1,352)             -              (1,352)
Interest income                                                      240              -                 240
Management income                                                    144              -                 144
Other income                                                          17              -                  17
                                                                 -------          -----             -------
EBIDTA                                                            12,091            622              12,713

Depreciation and amortization                                     (4,936)          (164)             (5,100)
Interest expense                                                  (4,781)          (321)             (5,102)
Gain on sale of properties                                         7,035              -               7,035
                                                                 -------          -----             -------
Income before extraordinary item, minority interest and
  cumulative effect of a change in accouting principal             9,409            137               9,546

Extraordinary item - Loss on early extinguishment of debt              -              -                   -
Minority interest                                                 (1,746)             -              (1,746)
Cumulative effect of a change in accounting principal (FAS 133)        -              -                   -
                                                                 -------          -----             -------
NET INCOME                                                       $ 7,663          $ 137             $ 7,800
                                                                 =======          =====             =======

                       [RESTUBBED TABLE]




                                                              ---------------------------------------------------------------

                                                                           Previous Quarter

                                                                               3 months
                                                                             ended March 31,
                                                                                  2001
                                                               ---------------------------------------------------------------
                                                                 Wholly Owned      JV                 Total
                                                                 ------------      --                 -----
PROPERTY REVENUES
Minimum rents                                                  $17,446          $ 606             $18,052
Percentage rents                                                   732             64                 796
Expense reimbursements                                           3,909            236               4,145
Other property income                                              230             15                 245
                                                               -------          -----             -------
                                                                22,317            921              23,238
                                                               -------          -----             -------
PROPERTY EXPENSES
Property operating                                               5,293            125               5,418
Real estate taxes                                                2,800            152               2,952
                                                               -------          -----             -------
                                                                 8,093            277               8,370
                                                               -------          -----             -------
NET OPERATING INCOME - PROPERTIES                               14,224            644              14,868


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                     (905)             -                (905)
General and administrative                                      (1,189)             -              (1,189)
Interest income                                                    166              -                 166
Management income                                                  106              -                 106
Other income                                                         -              -                   -
                                                               -------          -----             -------
EBIDTA                                                          12,402            644              13,046

Depreciation and amortization                                   (4,964)          (164)             (5,128)
Interest expense                                                (5,278)          (328)             (5,606)
Gain on sale of properties                                           -              -                   -
                                                               -------          -----             -------
Income before extraordinary item, minority interest and
  cumulative effect of a change in accouting principal           2,160            152               2,312

Extraordinary item - Loss on early extinguishment of debt         (140)             -                (140)
Minority interest                                                 (440)             -                (440)
Cumulative effect of a change in accounting principal (FAS 133)   (149)             -                (149)
                                                               -------          -----             -------
NET INCOME                                                     $ 1,431          $ 152             $ 1,583
                                                               =======          =====             =======

(1) Quarterly results for 2001 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

                                                                                                                   [GRAPHIC OMITTED]

                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                              JUNE 30, 2001


         Statements of Operations - Including Joint Venture Activity(1)
         --------------------------------------------------------------
                 Current Quarter and Year-to-Date v. Historical
                 ----------------------------------------------
                                 (in thousands)

                                                                           ---------------------------------------------------------
                                                                                                Current Quarter

                                                                                                    3 months
                                                                                                 ended June 30,
                                                                                                      2001
                                                                           ---------------------------------------------------------

                                                                              Wholly Owned             JV                Total
                                                                              ------------           ------              -----
PROPERTY REVENUES
Minimum rents                                                                 $     16,958           $  602             $17,560
Percentage rents                                                                       359                -                 359
Expense reimbursements                                                               3,138              261               3,399
Other property income(2)                                                               162               14                 176
                                                                              ------------           ------             -------
                                                                                    20,617              877              21,494
                                                                              ------------           ------             -------
PROPERTY EXPENSES
Property operating                                                                   3,675              103               3,778
Real estate taxes                                                                    2,818              152               2,970
                                                                              ------------           ------             -------
                                                                                     6,493              255               6,748
                                                                              ------------           ------             -------
NET OPERATING INCOME - PROPERTIES                                                   14,124              622              14,746


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                       (1,082)               -              (1,082)
General and administrative                                                          (1,352)               -              (1,352)
Interest income                                                                        240                -                 240
Management income                                                                      144                -                 144
Other income                                                                            17                -                  17
                                                                              ------------           ------             -------
EBIDTA                                                                              12,091              622              12,713

Depreciation and amortization                                                       (4,936)            (164)             (5,100)
Interest expense                                                                    (4,781)            (321)             (5,102)
Gain on sale of properties                                                           7,035                -               7,035
                                                                              ------------           ------             -------
Income before extraordinary item, minority interest and                              9,409              137               9,546
  cumulative effect of a change in accouting principal

Extraordinary item - Loss on early extinguishment of debt                                -                -                   -
Minority interest                                                                   (1,746)               -              (1,746)
Cumulative effect of a change in accounting principal (FAS 133)                          -                -                   -
                                                                              ------------           ------             -------
NET INCOME                                                                    $      7,663           $  137             $ 7,800
                                                                              ============           ======             =======

                                [RESTUBBED TABLE]


                                                                           ---------------------------------------------------------
                                                                                                  Historic Quarter

                                                                                                      3 months
                                                                                                   ended June 30,
                                                                                                        2000
                                                                           ---------------------------------------------------------

                                                                              Wholly Owned             JV                Total
                                                                              ------------           ------             -------
PROPERTY REVENUES
Minimum rents                                                                 $     18,663           $  637             $19,300
Percentage rents                                                                       589               (5)                584
Expense reimbursements                                                               3,199              228               3,427
Other property income(2)                                                             2,031               20               2,051
                                                                              ------------           ------             -------
                                                                                    24,482              880              25,362
                                                                              ------------           ------             -------
PROPERTY EXPENSES
Property operating                                                                   4,457               92               4,549
Real estate taxes                                                                    2,914              149               3,063
                                                                              ------------           ------             -------
                                                                                     7,371              241               7,612
                                                                              ------------           ------             -------
NET OPERATING INCOME - PROPERTIES                                                   17,111              639              17,750


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                         (880)               -                (880)
General and administrative                                                          (1,285)               -              (1,285)
Interest income                                                                        262                -                 262
Management income                                                                      220                -                 220
Other income                                                                             5                -                   5
                                                                              ------------           ------             -------
EBIDTA                                                                              15,433              639              16,072

Depreciation and amortization                                                       (5,085)            (163)             (5,248)
Interest expense                                                                    (6,261)            (325)             (6,586)
Gain on sale of properties                                                               -                -                   -
                                                                              ------------           ------             -------
Income before extraordinary item, minority interest and                              4,087              151               4,238
  cumulative effect of a change in accouting principal

Extraordinary item - Loss on early extinguishment of debt                                -                -                   -
Minority interest                                                                   (1,274)               -              (1,274)
Cumulative effect of a change in accounting principal (FAS 133)                          -                -                   -
                                                                              ------------           ------             -------
NET INCOME                                                                    $      2,813           $  151             $ 2,964
                                                                              ============           ======             =======

                                [RESTUBBED TABLE]


                                                                           ----------------------------------------------------
                                                                                               Current Year-to-Date

                                                                                                    6 months
                                                                                                 ended June 30,
                                                                                                      2001
                                                                           ----------------------------------------------------

                                                                              Wholly Owned            JV                 Total
                                                                              ------------           ------            --------
PROPERTY REVENUES
Minimum rents                                                                 $     34,404           $1,208            $ 35,612
Percentage rents                                                                     1,091               64               1,155
Expense reimbursements                                                               7,047              497               7,544
Other property income(2)                                                               392               29                 421
                                                                              ------------           ------            --------
                                                                                    42,934            1,798              44,732
                                                                              ------------           ------            --------
PROPERTY EXPENSES
Property operating                                                                   8,968              228               9,196
Real estate taxes                                                                    5,618              304               5,922
                                                                              ------------           ------            --------
                                                                                    14,586              532              15,118
                                                                              ------------           ------            --------
NET OPERATING INCOME - PROPERTIES                                                   28,348            1,266              29,614


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                       (1,987)               -              (1,987)
General and administrative                                                          (2,541)               -              (2,541)
Interest income                                                                        406                -                 406
Management income                                                                      250                -                 250
Other income                                                                            17                -                  17
                                                                              ------------           ------            --------
EBIDTA                                                                              24,493            1,266              25,759

Depreciation and amortization                                                       (9,900)            (328)            (10,228)
Interest expense                                                                   (10,059)            (649)            (10,708)
Gain on sale of properties                                                           7,035                -               7,035
                                                                              ------------           ------            --------
Income before extraordinary item, minority interest and                             11,569              289              11,858
  cumulative effect of a change in accouting principal

Extraordinary item - Loss on early extinguishment of debt                             (140)               -                (140)
Minority interest                                                                   (2,186)               -              (2,186)
Cumulative effect of a change in accounting principal (FAS 133)                       (149)               -                (149)
                                                                              ------------           ------            --------
NET INCOME                                                                    $      9,094           $  289            $  9,383
                                                                              ============           ======            ========

                                [RESTUBBED TABLE]

                                                                           ---------------------------------------------------------
                                                                                              Historic Year-to-Date

                                                                                                    6 months
                                                                                                 ended June 30,
                                                                                                      2000
                                                                           ---------------------------------------------------------

                                                                              Wholly Owned            JV                 Total
                                                                              ------------           ------            --------
PROPERTY REVENUES
Minimum rents                                                                 $     37,104           $1,234            $ 38,338
Percentage rents                                                                     1,340               50               1,390
Expense reimbursements                                                               7,043              472               7,515
Other property income(2)                                                             2,268               37               2,305
                                                                              ------------           ------            --------
                                                                                    47,755            1,793              49,548
                                                                              ------------           ------            --------
PROPERTY EXPENSES
Property operating                                                                   9,757              166               9,923
Real estate taxes                                                                    5,627              298               5,925
                                                                              ------------           ------            --------
                                                                                    15,384              464              15,848
                                                                              ------------           ------            --------
NET OPERATING INCOME - PROPERTIES                                                   32,371            1,329              33,700


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                       (1,566)               -              (1,566)
General and administrative                                                          (2,578)               -              (2,578)
Interest income                                                                        592                -                 592
Management income                                                                      470                -                 470
Other income                                                                            15                -                  15
                                                                              ------------           ------            --------
EBIDTA                                                                              29,304            1,329              30,633

Depreciation and amortization                                                      (10,100)            (326)            (10,426)
Interest expense                                                                   (12,616)            (652)            (13,268)
Gain on sale of properties                                                               -                -                   -
                                                                              ------------           ------            --------
Income before extraordinary item, minority interest and                              6,588              351               6,939
  cumulative effect of a change in accouting principal

Extraordinary item - Loss on early extinguishment of debt                                -                -                   -
Minority interest                                                                   (2,101)               -              (2,101)
Cumulative effect of a change in accounting principal (FAS 133)                          -                -                   -
                                                                              ------------           ------            --------
NET INCOME                                                                    $      4,487           $  351            $  4,838
                                                                              ============           ======            ========

(1) Quarterly results for 2001 and 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

(2) Other property income for the quarter ended June 30, 2000 includes $1,757 of lease termination income received from tenants at the Abington Towne Center in connection with the redevelopment of the entire property.

                                                                                                                   [GRAPHIC OMITTED]



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2001


                    Statements of Operations - by Segment(1)
                    ----------------------------------------
                        Current Year-to-Date - by Quarter
                        ---------------------------------
                                 (in thousands)
                                                                         -----------------------------------------------------------
                                                                                                    Year-to-Date

                                                                                                     6 months
                                                                                                   ended June 30,
                                                                                                       2001
                                                                         -----------------------------------------------------------

                                                                            Retail         Multi-Family     Corporate    Total
                                                                            -------        ------------     ---------   --------
PROPERTY REVENUES
Minimum rents                                                               $28,463        $      7,149     $       -   $ 35,612
Percentage rents                                                              1,155                   -             -      1,155
Expense reimbursements                                                        7,544                   -             -      7,544
Other property income                                                            82                 339             -        421
                                                                            -------        ------------     ---------   --------
                                                                             37,244               7,488             -     44,732
                                                                            -------        ------------     ---------   --------
PROPERTY EXPENSES
Property operating                                                            6,530               2,666             -      9,196
Real estate taxes                                                             5,491                 431             -      5,922
                                                                            -------        ------------     ---------   --------
                                                                             12,021               3,097             -     15,118
                                                                            -------        ------------     ---------   --------
NET OPERATING INCOME - PROPERTIES                                            25,223               4,391             -     29,614


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                     -                   -        (1,987)    (1,987)
General and administrative                                                        -                   -        (2,541)    (2,541)
Interest income                                                                   -                   -           406        406
Management income                                                                 -                   -           250        250
Other income                                                                      -                   -            17         17
                                                                            -------        ------------     ---------   --------
EBIDTA                                                                       25,223               4,391        (3,855)    25,759

Depreciation and amortization                                                (9,004)             (1,033)         (191)   (10,228)
Interest expense                                                             (8,577)             (2,131)            -    (10,708)
Gain on sale of properties                                                        -               6,946            89      7,035
                                                                            -------        ------------     ---------   --------
Income before extraordinary item, minority interest and                       7,642               8,173        (3,957)    11,858
  cumulative effect of a change in accouting principal

Extraordinary item - Loss on early extinguishment of debt                         -                   -          (140)      (140)
Minority interest in Operating Partnership                                        -                   -        (2,186)    (2,186)
Cumulative effect of a change in accounting principal (FAS 133)                   -                   -          (149)      (149)
                                                                            -------        ------------     ---------   --------
NET INCOME                                                                  $ 7,642        $      8,173     $  (6,432)  $  9,383
                                                                            =======        ============     =========   ========

                                [RESTUBBED TABLE]


                                                                         -----------------------------------------------------------
                                                                                                  Current Quarter

                                                                                                     3 months
                                                                                                   ended June 30,
                                                                                                        2001
                                                                         -----------------------------------------------------------

                                                                            Retail         Multi-Family     Corporate    Total
                                                                            -------        ------------     ---------   --------
PROPERTY REVENUES
Minimum rents                                                               $14,184        $      3,376     $       -   $ 17,560
Percentage rents                                                                359                   -             -        359
Expense reimbursements                                                        3,399                   -             -      3,399
Other property income                                                           (10)                186             -        176
                                                                            -------        ------------     ---------   --------
                                                                             17,932               3,562             -     21,494
                                                                            -------        ------------     ---------   --------
PROPERTY EXPENSES
Property operating                                                            2,445               1,333             -      3,778
Real estate taxes                                                             2,767                 203             -      2,970
                                                                            -------        ------------     ---------   --------
                                                                              5,212               1,536             -      6,748
                                                                            -------        ------------     ---------   --------
NET OPERATING INCOME - PROPERTIES                                            12,720               2,026             -     14,746


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                     -                   -        (1,082)    (1,082)
General and administrative                                                        -                   -        (1,352)    (1,352)
Interest income                                                                   -                   -           240        240
Management income                                                                 -                   -           144        144
Other income                                                                      -                   -            17         17
                                                                            -------        ------------     ---------   --------
EBIDTA                                                                       12,720               2,026        (2,033)    12,713

Depreciation and amortization                                                (4,519)               (486)          (95)    (5,100)
Interest expense                                                             (4,110)               (992)            -     (5,102)
Gain on sale of properties                                                        -               6,946            89      7,035
                                                                            -------        ------------     ---------   --------
Income before extraordinary item, minority interest and                       4,091               7,494        (2,039)     9,546
  cumulative effect of a change in accouting principal

Extraordinary item - Loss on early extinguishment of debt                         -                   -             -          -
Minority interest in Operating Partnership                                        -                   -        (1,746)    (1,746)
Cumulative effect of a change in accounting principal (FAS 133)                   -                   -             -          -
                                                                            -------        ------------     ---------   --------
NET INCOME                                                                  $ 4,091        $      7,494     $  (3,785)  $  7,800
                                                                            =======        ============     =========   ========

                                [RESTUBBED TABLE]



                                                                         -----------------------------------------------------------
                                                                                                  Previous Quarter

                                                                                                     3 months
                                                                                                   ended March 31,
                                                                                                       2001
                                                                         -----------------------------------------------------------

                                                                             Retail        Multi-Family     Corporate    Total
                                                                            --------       ------------     ---------   --------
PROPERTY REVENUES
Minimum rents                                                               $ 14,279       $      3,773     $       -   $ 18,052
Percentage rents                                                                 796                  -             -        796
Expense reimbursements                                                         4,145                  -             -      4,145
Other property income                                                             92                153             -        245
                                                                            --------       ------------     ---------   --------
                                                                              19,312              3,926             -     23,238
                                                                            --------       ------------     ---------   --------
PROPERTY EXPENSES
Property operating                                                             4,085              1,333             -      5,418
Real estate taxes                                                              2,724                228             -      2,952
                                                                            --------       ------------     ---------   --------
                                                                               6,809              1,561             -      8,370
                                                                            --------       ------------     ---------   --------
NET OPERATING INCOME - PROPERTIES                                             12,503              2,365             -     14,868


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                                      -                  -          (905)      (905)
General and administrative                                                         -                  -        (1,189)    (1,189)
Interest income                                                                    -                  -           166        166
Management income                                                                  -                  -           106        106
Other income                                                                       -                  -             -          -
                                                                            --------       ------------     ---------   --------
EBIDTA                                                                        12,503              2,365        (1,822)    13,046

Depreciation and amortization                                                 (4,485)              (547)          (96)    (5,128)
Interest expense                                                              (4,467)            (1,139)            -     (5,606)
Gain on sale of properties                                                         -                  -             -          -
                                                                            --------       ------------     ---------   --------
Income before extraordinary item, minority interest and                        3,551                679        (1,918)     2,312
  cumulative effect of a change in accouting principal

Extraordinary item - Loss on early extinguishment of debt                          -                  -          (140)      (140)
Minority interest in Operating Partnership                                         -                  -          (440)      (440)
Cumulative effect of a change in accounting principal (FAS 133)                    -                  -          (149)      (149)
                                                                            --------       ------------     ---------   --------
NET INCOME                                                                  $  3,551       $        679     $  (2,647)  $  1,583
                                                                            ========       ============     =========   ========

(1) Quarterly results for 2001 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

                                                               [GRAPHIC OMITTED]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2001

            Net Operating Income (NOI) - Same Property Performance(1)
            ---------------------------------------------------------
                                 (in thousands)

                                 Current Year-to-date    Historical Year-to-date

                                         6 month                6 month
                                       period ended          period ended
                                         June 30,               June 30,
                                           2001                   2000

NOI - Consolidated properties            $28,348                $32,371
NOI - Unconsolidated partnerships          1,266                  1,329
                                         -------                -------
                     Total NOI            29,614                 33,700

Less straight-line rent(2)                  (554)                  (625)
NOI - Properties Acquired                      -                      -
NOI - Redevelopment Properties            (1,246)                (3,299)
NOI - Properties Sold                       (840)                (3,234)
                                         -------                -------
                Same Property NOI        $26,974                $26,542
                                         =======                =======
         Growth in Same Property NOI         1.6%






(1) The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

(2) Includes the Company's pro-rata share of straight-line rent of unconsolidated partnerships

QUARTERLY SUPPLEMENTAL DISCLOSURE                              [GRAPHIC OMITTED]
          JUNE 30, 2001


     Funds from Operations (FFO) (1)
         (in thousands)

                                                                              ----------------------- 2001 -------------------------

                                                                                Year-to-date     Current Quarter    Previous Quarter

                                                                              Six Months Ended    Quarter Ended      Quarter Ended
                                                                                June 30, 2001     June 30, 2001      March 31, 2001
                                                                              ----------------   ---------------    ----------------

Net Income                                                                        $  9,383            $  7,800          $  1,583

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                      9,397               4,708             4,689
     Unconsolidated subsidiaries                                                       313                 156               157
Income attributable to
  Operating Partnership units (2)                                                    2,054               1,675               379
Gain on sale of property                                                            (7,035)             (7,035)
Extraordinary item - Loss on early extinguishment of debt                              140                   -               140
Cumulative effect of a change in accounting principal (FAS 133)                        149                   -               149
                                                                                  --------            --------          --------


Funds from Operations (3)                                                         $ 14,401            $  7,304          $  7,097
                                                                                  ========            ========          ========

Funds from Operations per share (3)                                               $  0.416            $  0.213          $  0.203
                                                                                  ========            ========          ========


                                                                               ---------------------- 2000 -------------------------

                                                                                                     Historic

                                                                                    Quarter Ended                Six Months Ended
                                                                                    June 30, 2000                 June 30, 2000
                                                                                    --------------               -----------------

Net Income                                                                           $  2,964                        $  4,838

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                         4,789                           9,526
     Unconsolidated subsidiaries                                                          160                             316
Income attributable to
  Operating Partnership units (2)                                                       1,216                           1,996
Gain on sale of property
Extraordinary item - Loss on early extinguishment of debt                                   -                               -
Cumulative effect of a change in accounting principal (FAS 133)                             -                               -
                                                                                     --------                        --------


Funds from Operations (3)                                                            $  9,129                        $ 16,676
                                                                                     ========                        ========

Funds from Operations per share (3)                                                  $   0.26 (4)                    $   0.47
                                                                                     ========                        ========

(1) Quarterly results for 2001 and 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods, they are subject to adjustment.

(2)  Does not include distributions paid to Preferred O.P. unitholders.

(3)  Assumes full conversion of O.P. Units into Common Shares.

(4) FFO for the quarter ended June 30, 2000 includes $1,757 ($0.05 per share) of lease termination income received from tenants at the Atrium Mall in connection with the redevelopment of the entire property.

QUARTERLY SUPPLEMENTAL DISCLOSURE                              [GRAPHIC OMITTED]
          JUNE 30, 2001




   Consolidated Balance Sheets

         (in thousands)
                                                      June 30,      December 31,
                                                        2001           2000
                                                        ----           ----
ASSETS

Real estate
  Land                                               $  69,206      $  69,206
  Buildings and improvements                           450,179        444,933
                                                     ---------      ---------
                                                       519,385        514,139
Less: accumulated depreciation                        (110,585)      (102,461)
                                                     ---------      ---------
  Net real estate                                      408,800        411,678

Property held for sale                                  28,709         49,445
Cash and cash equivalents                               20,740         22,167
Cash in escrow                                           5,692          5,213
Investments in unconsolidated partnerships               5,974          6,784
Rents receivable, net                                    7,207          9,667
Prepaid expenses                                         1,527          2,905
Due from related parties                                     -              -
Deferred charges, net                                   12,765         13,026
Other assets                                             2,405          2,726
                                                     ---------      ---------

                                                     $ 493,819      $ 523,611
                                                     =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                               $ 252,860      $ 277,112
Accounts payable and accrued expenses                    5,475          7,495
Dividends and distributions payable                      4,144          4,241
Due to related parties                                     117            111
Other liabilities                                        3,639          4,179
                                                     ---------      ---------
  Total liabilities                                    266,235        293,138
                                                     ---------      ---------

Minority interest in Operating Partnership              41,205         48,959
Minority interests in majority owned partnerships        2,202          2,197
                                                     ---------      ---------
  Total minority interests                              43,407         51,156
                                                     ---------      ---------

Shareholders' equity:
Common shares                                               29             28
Additional paid-in capital                             189,136        188,392
Accumulated other comprehensive income                    (268)             -
Deficit                                                 (4,720)        (9,103)
                                                     ---------      ---------
  Total shareholders' equity                           184,177        179,317
                                                     ---------      ---------

                                                     $ 493,819      $ 523,611
                                                     =========      =========

QUARTERLY SUPPLEMENTAL DISCLOSURE                              [GRAPHIC OMITTED]
          JUNE 30, 2001

    Selected Operating Ratios

                                                         3 Months Ended June 30,                      6 Months Ended June 30,
                                                        2001                 2000                     2001                2000
                                                      --------             --------                 --------            --------
                  Coverage Ratios (1)
           Interest Coverage Ratio
EBIDTA (2)                                            $ 12,713             $ 14,315                 $ 25,759            $ 28,876
Divided by Interest expense                              5,102                6,586                   10,708              13,268
                                                      --------             --------                 --------            --------
                                                          2.49  x              2.17 x                   2.41  x             2.18 x

           Fixed Charge Coverage Ratio
EBIDTA (2)                                            $ 12,713             $ 14,315                 $ 25,759            $ 28,876
Divided by (Interest expense                             5,102                6,586                   10,708              13,268
           + Preferred Dividends (3))                       50                   50                      100                 100
                                                      --------             --------                 --------            --------
                                                          2.47  x              2.16 x                   2.38  x             2.16 x

           Debt Service Coverage Ratio
EBIDTA (2)                                            $ 12,713             $ 14,315                 $ 25,759            $ 28,876
Divided by (Interest expense                             5,102                6,586                   10,708              13,268
           + Principal Amortization)                       911                1,032                    1,786               1,999
                                                      --------             --------                 --------            --------
                                                          2.11  x              1.88 x                   2.06  x             1.89 x

                    Payout Ratios

         FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 per Share/O.P. Unit for each of
  the 1st and 2nd quarters in 2001 & 2000             $  4,094             $  4,275                 $  8,273            $  8,569
FFO                                                      7,304                7,372                   14,401              14,919
                                                      --------             --------                 --------            --------
                                                           56%                  58%                      57%                 57%

                   Overhead Ratios

               G&A/Real Estate Revenues
General and Administrative expense                    $  1,352             $  1,285                 $  2,541            $  2,578
Real Estate Revenues (2)                                21,494               23,605                   44,732              47,791
                                                      --------             --------                 --------            --------
                                                            6%                   5%                       6%                  5%

                   Leverage Ratios

Debt/Total Market Capitalization (4)
Debt                                                                                               $ 252,860            $307,398
Total Market Capitalization (5)                                                                      493,230             512,252
                                                                                                    --------            --------
                                                                                                         51%                 60%

Notes:
(1) Results for the quarters and six months ended June 30, 2001 and 2000 are unaudited. Although the 2001 results reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.

(2) EBIDTA, FFO and Revenues for the quarter and six months ended June 30, 2000 have been adjusted for non-recurring income of $1,757 of lease termination income received from tenants at the Abington Towne Center in connection with the redevelopment of the entire property. The income was recognized during the second quarter of 2000. The adjustments are as follows:

                                            For the Quarter Ended June 30, 2000             For the Six Months Ended June 30, 2000
                                            EBIDTA        Revenues          FFO              EBIDTA         Revenues          FFO
Inclusive of lease termination revenue     $ 16,072       $ 25,362       $ 9,129            $ 30,633        $ 49,548       $ 16,676
Less lease termination revenue               (1,757)        (1,757)       (1,757)             (1,757)         (1,757)        (1,757)
                                           --------       --------       -------            --------        --------       --------
As adjusted and used above                 $ 14,315       $ 23,605       $ 7,372            $ 28,876        $ 47,791       $ 14,919
                                           ========       ========       =======            ========        ========       ========

(3)  Represents preferred distributions on Preferred Operating partnership
     Units.

(4) Including the Company's pro-rata share of joint venture debt (see page 19), the Debt to Total Market Capitalization increases to 53% and 61% as of June 30, 2001 and 2000, respectively.

(5) Reference page 9 for calculation of the June 30, 2001 Total Market Capitalization.

               QUARTERLY SUPPLEMENTAL DISCLOSURE               [GRAPHIC OMITTED]
                         June 30, 2001
            Debt Analysis - Wholly Owned Properties

                                                                                                           Principal
                                                                                                           Balance at       Interest
Property                                   Lender                                         Notes          June 30, 2001        Rate
------------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT

Gateway Mall                               Huntoon Hastings Capital Corp.                                    6,216,561        9.88%
Pittston Plaza                             Anchor National Life Insurance Co.                                3,726,658        7.93%
Glen Oaks Apartments                       Lehman Brothers Holdings, Inc.                                   17,695,268        8.32%
Mad River                                  Mellon Mortgage Company                                           7,375,032        9.60%
Manahawkin K-Mart                          Northern Life Insurance Co. and
                                             Reliastar Life Insurance Co. of New York                        4,662,170        7.70%
Crescent Plaza                             Metropolitan Life Insurance Co.                                   8,824,939        8.13%
East End Centre                            Metropolitan Life Insurance Co.                                  16,162,529        8.13%
GHT Apartments                             Bank of America, N.A.                                            11,061,025        7.55%
Colony Apartments                          Bank of America, N.A.                                             5,530,512        7.55%
Mountainville Shopping Center              Morgan Stanley Mortgage Capital                (1)                3,019,363        8.84%
King's Fairground                          Morgan Stanley Mortgage Capital                (1)                  844,234        8.84%
Northside Mall                             Morgan Stanley Mortgage Capital                (1)                3,229,204        8.84%
Dunmore Plaza                              Morgan Stanley Mortgage Capital                (1)                1,075,902        8.84%
25th Street Plaza                          Morgan Stanley Mortgage Capital                (1)                7,570,469        8.84%
Cloud Springs Plaza                        Morgan Stanley Mortgage Capital                (1)                2,515,746        8.84%
Kingston Plaza                             Morgan Stanley Mortgage Capital                (1)                2,159,297        8.84%
Plaza 15                                   Morgan Stanley Mortgage Capital                (1)                2,051,567        8.84%
Martintown Plaza                           Morgan Stanley Mortgage Capital                (1)                2,760,060        8.84%
Birney Plaza                               Morgan Stanley Mortgage Capital                (1)                3,199,882        8.84%
Midway Plaza                               Morgan Stanley Mortgage Capital                (1)                2,370,918        8.84%
Shillington Plaza                          Morgan Stanley Mortgage Capital                (1)                2,738,983        8.84%
Ames Plaza                                 Morgan Stanley Mortgage Capital                (1)                  964,517        8.84%
Circle Plaza                               Morgan Stanley Mortgage Capital                (1)                1,185,881        8.84%
New Smyrna Beach Shopping Center           Morgan Stanley Mortgage Capital                (1)                1,453,708        8.84%
Monroe Plaza                               Morgan Stanley Mortgage Capital                (1)                3,606,823        8.84%
Troy Plaza                                 Morgan Stanley Mortgage Capital                (1)                2,279,957        8.84%
                                                                                                          ------------        ----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                                   124,281,205        8.48%
                                                                                                          ------------        ----
VARIABLE-RATE DEBT

Town Line                                  Fleet Bank, N.A.                                                  4,081,026       L + 175
Smithtown Shopping Center                  Fleet Bank, N.A.                                                  9,161,136       L + 178
Merrillville Plaza                         Sun America Life Insurance Co.                                   13,666,067       L + 205
Village Apartments                         Sun America Life Insurance Co.                                    9,785,097       L + 205
Marketplace of Absecon                     Fleet Bank, N.A.                               (2)                        -       L + 150
Soundview Marketplace                      Fleet Bank, N.A.                                                  8,909,963       L + 175
Greenridge Plaza                           Metropolitan Life Insurance Co.                                   6,100,000       L + 200
Luzerne Street Plaza                       Metropolitan Life Insurance Co.                                   1,600,000       L + 200
Valmont Plaza                              Metropolitan Life Insurance Co.                                   3,100,000       L + 200
239 Greenwich Avenue                       First Union National Bank                                        13,574,305       L + 145
Berlin Shopping Center                     Dime Savings Bank                                                 4,966,166       L + 175
Bradford Towne Center                      Dime Savings Bank                                                 8,690,791       L + 175
Ledgewood Mall                             Dime Savings Bank                                                31,535,159       L + 175
New Louden Center                          Dime Savings Bank                                                 7,449,250       L + 175
Route 6 Plaza                              Dime Savings Bank                                                 5,959,400       L + 175
                                                                                                          ------------       -------
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                                128,578,360       L + 180
                                                                                                          ------------       -------

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                         $252,859,565
                                                                                                          ============

                                                 Rate as of                             Maturity
Property                                       June 30, 2001                              Date
---------------------------------------------------------------------------------------------------
FIXED-RATE DEBT

Gateway Mall                                                                            09/01/2002
Pittston Plaza                                                                          01/01/2004
Glen Oaks Apartments                                                                    03/01/2004
Mad River                                                                               05/23/2005
Manahawkin K-Mart
                                                                                        12/01/2008
Crescent Plaza                                                                          11/01/2010
East End Centre                                                                         11/01/2010
GHT Apartments                                                                          01/01/2011
Colony Apartments                                                                       01/01/2011
Mountainville Shopping Center                                                           11/01/2021
King's Fairground                                                                       11/01/2021
Northside Mall                                                                          11/01/2021
Dunmore Plaza                                                                           11/01/2021
25th Street Plaza                                                                       11/01/2021
Cloud Springs Plaza                                                                     11/01/2021
Kingston Plaza                                                                          11/01/2021
Plaza 15                                                                                11/01/2021
Martintown Plaza                                                                        11/01/2021
Birney Plaza                                                                            11/01/2021
Midway Plaza                                                                            11/01/2021
Shillington Plaza                                                                       11/01/2021
Ames Plaza                                                                              11/01/2021
Circle Plaza                                                                            11/01/2021
New Smyrna Beach Shopping Center                                                        11/01/2021
Monroe Plaza                                                                            11/01/2021
Troy Plaza                                                                              11/01/2021

TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT

VARIABLE-RATE DEBT

Town Line                                           5.50%                               03/15/2002
Smithtown Shopping Center                           5.53%                               05/31/2002
Merrillville Plaza                                  6.36%                               08/01/2002
Village Apartments                                  6.93%                               10/01/2002
Marketplace of Absecon                                -                                 03/01/2003
Soundview Marketplace                               5.81%                               08/01/2003
Greenridge Plaza                                    6.34%                               11/01/2003
Luzerne Street Plaza                                6.34%                               11/01/2003
Valmont Plaza                                       6.34%                               11/01/2003
239 Greenwich Avenue                                5.20%                               01/01/2005
Berlin Shopping Center                              5.81%                               04/01/2005
Bradford Towne Center                               5.81%                               04/01/2005
Ledgewood Mall                                      5.81%                               04/01/2005
New Louden Center                                   5.81%                               04/01/2005
Route 6 Plaza                                       5.81%                               04/01/2005
                                                    ----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT         5.90%
                                                    ----

TOTAL/WEIGHTED AVERAGE - ALL DEBT                   7.17%
                                                    ====

Notes:
1 This loan allows for full repayment, without penalty, commencing October 31, 2006. Commencing on this date (the "Reset Date"), the interest rate is to be adjusted to a U.S. Treasury rate + 500 basis points (the treasury rate being the interpolated yield on treasuries most nearly approximating the period from the the Reset Date to the maturity date, November 1, 2001).

2 This is a revolving facility for up to $7,400,000 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%). All outstanding amounts were repaid during the second quarter leaving $7,400,000 available under this facility.

QUARTERLY SUPPLEMENTAL DISCLOSURE                              [GRAPHIC OMITTED]
        June 30, 2001

Debt Analysis - Unconsolidated Partnerships

                                                                                                Total
                                                                          Acadia Realty       Principal
                                                                              Trust           Balance at      Interest     Maturity
FIXED-RATE DEBT (1)            Joint Venture Partner                        Ownership       June 30, 2001       Rate         Date
                                                                           ---------------------------------------------------------
Crossroads Shopping Center     Heyman-Greenburgh Associates LLC               49.0%            $ 34,393,394       7.15%   10/01/2007
                               RMC Development Company LLC


  Summary - Wholly-Owned Properties and Unconsolidated Partnerships
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Weighted
                                                                             % of            Outstanding                  Avg.
                                                                             Total             Balance                  Int. Rate
                                                                           ---------------------------------------------------------
                               Wholly-Owned Properties
                               Fixed-Rate Debt                               46%            $ 124,281,205                 8.48%
                               Variable-Rate Debt                            48%              128,578,360                 5.90%
                                                                            ---             -------------                 ----

                               Wholly-Owned Properties - Total Debt          94%              252,859,565                 7.17%
                                                                            ---             -------------                 ----

                               Unconsolidated Partnerships
                               Fixed-Rate Debt                                6%               16,852,763                 7.15%
                               Variable-Rate Debt                             0%                        -                 0.00%
                                                                            ---             -------------                 ----

                               Unconsolidated Partnerships - Total Debt       6%               16,852,763                 7.15%
                                                                            ---             -------------                 ----

                                                        Total Debt          100%            $ 269,712,328                 7.17%
                                                                            ===             =============                 ====

------------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Acadia Realty Trust's 49% ownership represents $16,852,763, of which $5,000,000 is fixed at 7.53% and $11,852,763 fixed at 6.99% through interest rate swap transactions.

QUARTERLY SUPPLEMENTAL DISCLOSURE                              [GRAPHIC OMITTED]
          JUNE 30, 2001

     Future Debt Maturities (1)
          (in thousands)                                                         Weighted Average Interest Rate of Maturing Debt
                                                                            --------------------------------------------------------
                             Scheduled
               Year         Amortization      Maturities         Total        Total Debt     Fixed-Rate Debt      Variable-Rate Debt
               ----         ------------      ----------         -----        ----------     ---------------      ------------------
               2001          $  1,917         $       -       $   1,917            n/a               n/a                     n/a
               2002             3,891            42,211          46,102          6.74%             9.88%                   6.21%
               2003             3,740            19,187          22,927          6.10%               n/a                   6.10%
               2004             3,467            20,542          24,009          8.25%             8.25%                     n/a
               2005             2,684            75,143          77,827          6.04%             9.60%                   5.69%
            Thereafter          7,017            73,061          80,078          8.38%             8.38%                     n/a
                             --------         ---------       ---------
                             $ 22,716         $ 230,144       $ 252,860
                             ========         =========       =========

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)

                     1st Quarter 2001                $  52
                     2nd Quarter 2001                   57
                     3rd Quarter 2001                    -
                     4th Quarter 2001                    -
                                                     -----
                                                     $ 109
                                                     =====

(1) Does not include debt from unconsolidated partnerships.

              QUARTERLY SUPPLEMENTAL DISCLOSURE                [GRAPHIC OMITTED]
                        JUNE 30, 2001


                   Unencumbered Properties

                            Center                                    Location                  GLA
                            ------                                    --------                  ---
Abington Towne Center (1)                                      Abington, PA                     216,226

Blackman Plaza                                                 Wilkes-Barre, PA                 121,206

Bloomfield Town Square                                         Bloomfield, MI                   224,583

Branch Plaza                                                   Smithtown, NY                    125,840

Elmwood Park Shopping Center                                   Elmwood, NJ                      134,589

Hobson West Plaza                                              Naperville, IL                    99,950

Manahawkin Shopping Center (2)                                 Manahawkin, NJ                    62,827

Mark Plaza                                                     Edwardsville, PA                 214,021

Methuen Shopping Center                                        Methuen, CT                      129,494

Pacesetter Park Shopping Center                                Ramapo, New York                  95,559

Plaza 422                                                      Lebanon, PA                      154,791

Tioga West                                                     Tunkhannock, PA                  122,338

Union Plaza                                                    New Castle, PA                   217,992

Walnut Hill Plaza                                              Woonsocket, RI                   297,370

Wesmark Plaza                                                  Sumter, SC                       206,938
                                                                                              ---------
Total GLA of Unencumbered Properties                                                          2,423,724
                                                                                              =========

(1) A portion of this property (157,616 square feet) is owned by the Target
    Corp.

(2) Excludes the Kmart portion of the shopping center which is encumbered.

             QUARTERLY SUPPLEMENTAL DISCLOSURE                 [GRAPHIC OMITTED]
                       JUNE 30, 2001

           Portfolio by Region and Property Type
                       (Square Feet)

                                                                      Properties
                                       Strip         Enclosed           Under              Total
                Region                 Mall            Mall        Redevelopment (2)      Retail       Residential       Total
                ------                 ----            ----        -----------------      ------       -----------       -----
Wholly-Owned Properties

New England                             736,157             -          177,083             913,240              -         913,240

New York Region                       1,336,719       515,073          106,671           1,958,463              -       1,958,463

Mid-Atlantic                          3,361,253             -          216,226           3,577,479      1,136,378       4,713,857

Southeast                             1,145,355             -                -           1,145,355              -       1,145,355

Mid-west                                716,627             -                -             716,627        628,891       1,345,518
                                      ---------       -------          -------           ---------      ---------      ----------

 Total Wholly-Owned Properties        7,296,111       515,073          499,980           8,311,164      1,765,269      10,076,433

Unconsolidated Partnerships -

New York Region 1                       312,919             -                -             312,919              -         312,919
                                      ---------       -------          -------           ---------      ---------      ----------

                                      7,609,030       515,073          499,980           8,624,083      1,765,269      10,389,352
                                      =========       =======          =======           =========      =========      ==========

        % of Total Square Feet            73.2%          5.0%             4.8%               83.0%          17.0%          100.0%

(1) This center is 49% owned by unconsolidated partnerships.

(2) The Company currently has 4 redevelopment projects as further described on page 41.

  QUARTERLY SUPPLEMENTAL DISCLOSURE
            JUNE 30, 2001
                                                          [GRAPHIC OMITTED]
Retail Properties by Region - Summary


                                                      ----------------------------------------------------------------------------

                                                                 Gross Leasable Area                         Occupancy
                                                      ----------------------------------------------------------------------------

                                                       Anchors (1)      Shops          Total       Anchors      Shops       Total
                                                      ----------------------------------------------------------------------------
             Wholly-Owned Retail Properties

Mid-Atlantic                                            2,517,651        843,602     3,361,253      98.36%      85.37%      95.10%
Midwest                                                   307,225        409,402       716,627      90.23%      83.51%      86.39%
New England                                               446,756        289,401       736,157     100.00%      92.89%      97.20%
New York Region                                         1,227,346        624,446     1,851,792     100.00%      80.74%      93.51%
Southeast                                                 526,936        618,419     1,145,355      87.67%      67.35%      76.70%

                                                      ----------------------------------------------------------------------------
                 Total Retail Properties                5,025,914      2,785,270     7,811,184      97.29%      80.84%      91.42%
                                                      ----------------------------------------------------------------------------

Redevelopment Properties (2)                              362,970        137,010       499,980      71.20%      81.73%      74.08%

                                                      ----------------------------------------------------------------------------
      Grand Total - Wholly-Owned Retail Properties      5,388,884      2,922,280     8,311,164      95.53%      80.88%      90.38%
                                                      ----------------------------------------------------------------------------


            Unconsolidated Retail Properties
New York Region (3)                                       191,363        121,556       312,919     100.00%      88.15%      95.40%

                                                      ----------------------------------------------------------------------------
Total Unconsolidated Retail Properties                    191,363        121,556       312,919     100.00%      88.15%      95.40%
                                                      ============================================================================

[RESTUB]

                                                      -----------------------------------------------------------------------------
                                                                                                       Annualized Base Rent
                                                                  Annualized Base Rent               per Occupied Square Foot
                                                      -----------------------------------------------------------------------------

                                                        Anchors         Shops         Total       Anchors      Shops       Totals
                                                      -----------------------------------------------------------------------------
             Wholly-Owned Retail Properties

Mid-Atlantic                                          $ 9,714,174   $ 5,879,823  $ 15,593,997      $ 3.92       $ 8.16      $ 4.88
Midwest                                                 2,078,241     4,340,506     6,418,747        7.50        12.70       10.37
New England                                             3,423,274     2,363,789     5,787,063        9.80         8.79        9.36
New York Region                                        10,074,850     7,443,646    17,518,496        8.21        14.76       10.12
Southeast                                               1,844,620     2,000,917     3,845,537        3.99         4.80        4.38

                                                      -----------------------------------------------------------------------------
                 Total Retail Properties               27,135,159    22,028,681    49,163,840        5.66         9.78        6.98
                                                      -----------------------------------------------------------------------------

Redevelopment Properties (2)                              572,221     2,121,162     2,693,383        5.68        18.94       12.67

                                                      -----------------------------------------------------------------------------
      Grand Total - Wholly-Owned Retail Properties     27,707,380    24,149,843    51,857,223        5.66        10.22        7.15
                                                      -----------------------------------------------------------------------------


            Unconsolidated Retail Properties
New York Region (3)                                     1,790,546     3,096,792     4,887,338        9.36        28.90       16.37

                                                      -----------------------------------------------------------------------------
Total Unconsolidated Retail Properties                $ 1,790,546   $ 3,096,792   $ 4,887,338      $ 9.36      $ 28.90     $ 16.37
                                                      =============================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.
(2) The Company currently has 4 redevelopment projects as further described on page 41.
(3) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

  QUARTERLY SUPPLEMENTAL DISCLOSURE
            JUNE 30, 2001
                                                          [GRAPHIC OMITTED]
Commercial Properties by Region - Detail

                                                       ----------------------------------------------------------------------------

                                                                 Gross Leasable Area                          Occupancy
                                                       ----------------------------------------------------------------------------
                                                         Anchors       Shops        Total         Anchors        Shops       Total
                                                       ----------------------------------------------------------------------------
                   Retail Properties - Wholly Owned

                             Mid-Atlantic

Pennsylvania
AMES PLAZA                                                 88,354        7,800       96,154        100.00%        0.00%      91.89%
BIRNEY PLAZA                                              135,493       58,406      193,899        100.00%       95.72%      98.71%
BLACKMAN PLAZA                                            104,956       16,250      121,206        100.00%       43.08%      92.37%
BRADFORD TOWNE CENTRE                                     146,499      110,220      256,719        100.00%       71.69%      87.85%
CIRCLE PLAZA                                               92,171            -       92,171        100.00%                  100.00%
DUNMORE PLAZA                                              39,680        5,700       45,380        100.00%      100.00%     100.00%
EAST END CENTER                                           176,200      132,227      308,427        100.00%       91.32%      96.28%
GREENRIDGE PLAZA                                          145,420       52,882      198,302        100.00%       85.53%      96.14%
KINGSTON PLAZA                                             51,500       13,324       64,824        100.00%       84.99%      96.91%
LUZERNE STREET SHOPPING CENTER (1)                         54,618        3,097       57,715        100.00%      100.00%     100.00%
MARK PLAZA                                                157,595       56,426      214,021        100.00%       87.59%      96.73%
MONROE PLAZA                                              128,129        2,440      130,569        100.00%       59.02%      99.23%
MOUNTAINVILLE SHOPPING CENTER                              68,008       49,239      117,247        100.00%       90.86%      96.16%
PITTSTON PLAZA                                             67,568       12,000       79,568        100.00%      100.00%     100.00%
PLAZA 15                                                   81,800       31,730      113,530        100.00%       92.12%      97.80%
PLAZA 422                                                 124,113       30,678      154,791        100.00%       32.60%      86.64%
ROUTE 6 MALL                                              119,658       55,824      175,482        100.00%       88.36%      96.30%
SHILLINGTON PLAZA                                         134,607       16,135      150,742        100.00%      100.00%     100.00%
TIOGA WEST                                                113,338        9,000      122,338        100.00%      100.00%     100.00%
25TH STREET SHOPPING CENTER                                28,800      102,677      131,477        100.00%       96.22%      97.05%
UNION PLAZA                                               217,992            -      217,992        100.00%                  100.00%
VALMONT PLAZA (2)                                         137,817       62,347      200,164         70.09%       91.18%      76.66%
                                                       ----------------------------------------------------------------------------
Total : Pennsylvania                                    2,414,316      828,402    3,242,718         98.29%       85.10%      94.92%
                                                       ----------------------------------------------------------------------------

Virginia
KINGS FAIRGROUNDS                                         103,335       15,200      118,535        100.00%      100.00%     100.00%
                                                       ----------------------------------------------------------------------------
Total : Virginia                                          103,335       15,200      118,535        100.00%      100.00%     100.00%
                                                       ----------------------------------------------------------------------------

                         Total : Mid-Atlantic           2,517,651      843,602    3,361,253         98.36%       85.37%      95.10%
                                                       ----------------------------------------------------------------------------

[RESTUB]

                                                       -----------------------------------------------------------------------------
                                                                                                    Annualized Base Rent
                                                               Annualized Base Rent               per Occupied Square Foot
                                                       -----------------------------------------------------------------------------
                                                         Anchors      Shops          Total      Anchors      Shops            Total
                                                       -----------------------------------------------------------------------------
                   Retail Properties - Wholly Owned

                             Mid-Atlantic

Pennsylvania
AMES PLAZA                                               189,263           -        189,263        2.14           -             2.14
BIRNEY PLAZA                                             311,544     335,250        646,794        2.30        6.00             3.38
BLACKMAN PLAZA                                           204,664      17,500        222,164        1.95        2.50             1.98
BRADFORD TOWNE CENTRE                                    887,469     515,352      1,402,821        6.06        6.52             6.22
CIRCLE PLAZA                                             252,289           -        252,289        2.74           -             2.74
DUNMORE PLAZA                                             89,134      63,935        153,069        2.25       11.22             3.37
EAST END CENTER                                        1,117,500   1,052,080      2,169,580        6.34        8.71             7.31
GREENRIDGE PLAZA                                         659,405     383,283      1,042,688        4.53        8.47             5.47
KINGSTON PLAZA                                           284,000     116,250        400,250        5.51       10.27             6.37
LUZERNE STREET SHOPPING CENTER (1)                       272,150      39,097        311,247        4.98       12.62             5.39
MARK PLAZA                                               625,776     367,482        993,258        3.97        7.44             4.80
MONROE PLAZA                                             423,718      18,720        442,438        3.31       13.00             3.41
MOUNTAINVILLE SHOPPING CENTER                            225,416     359,082        584,498        3.31        8.03             5.18
PITTSTON PLAZA                                           496,446     119,125        615,571        7.35        9.93             7.74
PLAZA 15                                                 216,988     147,350        364,338        2.65        5.04             3.28
PLAZA 422                                                262,030      63,450        325,480        2.11        6.34             2.43
ROUTE 6 MALL                                             687,951     315,557      1,003,508        5.75        6.40             5.94
SHILLINGTON PLAZA                                        367,720     212,260        579,980        2.73       13.16             3.85
TIOGA WEST                                               373,847      72,500        446,347        3.30        8.06             3.65
25TH STREET SHOPPING CENTER                              274,450   1,191,682      1,466,132        9.53       12.06            11.49
UNION PLAZA                                              938,730           -        938,730        4.31           -             4.31
VALMONT PLAZA (2)                                        220,000     371,868        591,868        2.28        6.54             3.86
                                                       -----------------------------------------------------------------------------
Total : Pennsylvania                                   9,380,490   5,761,823     15,142,313        3.95        8.17             4.92
                                                       -----------------------------------------------------------------------------

Virginia
KINGS FAIRGROUNDS                                        333,684     118,000        451,684        3.23        7.76             3.81
                                                       -----------------------------------------------------------------------------
Total : Virginia                                         333,684     118,000        451,684        3.23        7.76             3.81
                                                       -----------------------------------------------------------------------------

                         Total : Mid-Atlantic          9,714,174   5,879,823     15,593,997        3.92        8.16             4.88
                                                       -----------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.


(1) The Price Chopper supermarket occupying 40,618 square feet is not operating but continues to pay rent pursuant to their lease.
(2) The Ames store occupying 96,600 square feet is not operating but continues to pay rent pursuant to their lease.

  QUARTERLY SUPPLEMENTAL DISCLOSURE
            JUNE 30, 2001
                                                          [GRAPHIC OMITTED]
Commercial Properties by Region - Detail

                                                       ----------------------------------------------------------------------------

                                                                 Gross Leasable Area                         Occupancy
                                                       ----------------------------------------------------------------------------
                                                         Anchors       Shops        Total        Anchors        Shops       Total
                                                       ----------------------------------------------------------------------------
                   Retail Properties - Wholly Owned

                               Midwest

Illinois
HOBSON WEST PLAZA                                        42,037       57,913       99,950        100.00%       91.60%        95.13%
                                                        ---------------------------------------------------------------------------
Total : Illinois                                         42,037       57,913       99,950        100.00%       91.60%        95.13%
                                                        ---------------------------------------------------------------------------

Indiana
MERRILLVILLE PLAZA                                      101,357      134,063      235,420        100.00%      100.00%       100.00%
                                                        ---------------------------------------------------------------------------
Total : Indiana                                         101,357      134,063      235,420        100.00%      100.00%       100.00%
                                                        ---------------------------------------------------------------------------

Michigan
BLOOMFIELD TOWN SQUARE                                  105,646      118,994      224,640         71.60%       66.30%        68.79%
                                                        ---------------------------------------------------------------------------
Total : Michigan                                        105,646      118,994      224,640         71.60%       66.30%        68.79%
                                                        ---------------------------------------------------------------------------

Ohio
MAD RIVER STATION (1)                                    58,185       98,432      156,617        100.00%       77.11%        85.61%
                                                        ---------------------------------------------------------------------------
Total :Ohio                                              58,185       98,432      156,617        100.00%       77.11%        85.61%
                                                        ---------------------------------------------------------------------------

                            Total: Midwest              307,225      409,402      716,627         90.23%       83.51%        86.39%
                                                        ---------------------------------------------------------------------------

                             New England

Connecticut
TOWN LINE PLAZA (2)                                     161,965       43,893      205,858        100.00%      100.00%       100.00%
239 GREENWICH AVENUE (3)                                 16,834            -       16,834        100.00%            -       100.00%
                                                        ---------------------------------------------------------------------------
Total : Connecticut                                     178,799       43,893      222,692        100.00%      100.00%       100.00%
                                                        ---------------------------------------------------------------------------

Massachusetts
CRESCENT PLAZA (4)                                      154,865       61,230      216,095        100.00%       95.75%        98.80%
                                                        ---------------------------------------------------------------------------
Total : Massachusetts                                   154,865       61,230      216,095        100.00%       95.75%        98.80%
                                                        ---------------------------------------------------------------------------

Rhode Island
WALNUT HILL PLAZA                                       113,092      184,278      297,370        100.00%       90.24%        93.95%
                                                        ---------------------------------------------------------------------------
Total : Rhode Island                                    113,092      184,278      297,370        100.00%       90.24%        93.95%
                                                        ---------------------------------------------------------------------------

                          Total: New England            446,756      289,401      736,157        100.00%       92.89%        97.20%
                                                        ---------------------------------------------------------------------------

[RESTUB]

                                                       ----------------------------------------------------------------------------
                                                                                                        Annualized Base Rent
                                                                Annualized Base Rent                  per Occupied Square Foot
                                                       ----------------------------------------------------------------------------
                                                          Anchors       Shops          Total       Anchors      Shops        Total
                                                       ----------------------------------------------------------------------------
                   Retail Properties - Wholly Owned

                               Midwest

Illinois
HOBSON WEST PLAZA                                        170,000       842,570      1,012,570       4.04        15.88        10.65
                                                       ----------------------------------------------------------------------------
Total : Illinois                                         170,000       842,570      1,012,570       4.04        15.88        10.65
                                                       ----------------------------------------------------------------------------

Indiana
MERRILLVILLE PLAZA                                       835,417     1,547,629      2,383,046       8.24        11.54        10.12
                                                       ----------------------------------------------------------------------------
Total : Indiana                                          835,417     1,547,629      2,383,046       8.24        11.54        10.12
                                                       ----------------------------------------------------------------------------

Michigan
BLOOMFIELD TOWN SQUARE                                   541,257       929,352      1,470,609       7.16        11.78         9.52
                                                       ----------------------------------------------------------------------------
Total : Michigan                                         541,257       929,352      1,470,609       7.16        11.78         9.52
                                                       ----------------------------------------------------------------------------

Ohio
MAD RIVER STATION (1)                                    531,567     1,020,955      1,552,522       9.14        13.45        11.58
                                                       ----------------------------------------------------------------------------
Total :Ohio                                              531,567     1,020,955      1,552,522       9.14        13.45        11.58
                                                       ----------------------------------------------------------------------------

                            Total: Midwest             2,078,241     4,340,506      6,418,747       7.50        12.70        10.37
                                                       ----------------------------------------------------------------------------

                             New England

Connecticut
TOWN LINE PLAZA (2)                                      730,000       588,139      1,318,139      11.29        13.40        12.14
239 GREENWICH AVENUE (3)                               1,125,165             -      1,125,165      66.84            -        66.84
                                                       ----------------------------------------------------------------------------
Total : Connecticut                                    1,855,165       588,139      2,443,304      22.76        13.40        19.49
                                                       ----------------------------------------------------------------------------

Massachusetts
CRESCENT PLAZA (4)                                       812,385       468,000      1,280,385       5.25         7.98         6.00
                                                       ----------------------------------------------------------------------------
Total : Massachusetts                                    812,385       468,000      1,280,385       5.25         7.98         6.00
                                                       ----------------------------------------------------------------------------

Rhode Island
WALNUT HILL PLAZA                                        755,724     1,307,650      2,063,374       6.68         7.86         7.39
                                                       ----------------------------------------------------------------------------
Total : Rhode Island                                     755,724     1,307,650      2,063,374       6.68         7.86         7.39
                                                       ----------------------------------------------------------------------------

                          Total: New England           3,423,274     2,363,789      5,787,063       9.80         8.79         9.36
                                                       ----------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.


(1) The GLA for this property includes 27,702 square feet of office space.
(2) Anchor GLA includes a 97,300 square foot Wal*Mart which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.
(3) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
(4) Home Depot, which occupies 104,640 square feet at this center, assumed this space from Bradlees during the 1st Quarter 2001 following Bradlees' bankruptcy and liquidation.

  QUARTERLY SUPPLEMENTAL DISCLOSURE
            JUNE 30, 2001
                                                          [GRAPHIC OMITTED]
Commercial Properties by Region - Detail

                                                       ----------------------------------------------------------------------------

                                                                 Gross Leasable Area                         Occupancy
                                                       ----------------------------------------------------------------------------
                                                         Anchors       Shops        Total        Anchors        Shops       Total
                                                       ----------------------------------------------------------------------------

                   Retail Properties - Wholly Owned

                           New York Region

New Jersey
MARKETPLACE OF ABSECON                                    58,031        46,875       104,906      100.00%       64.43%       84.11%
BERLIN SHOPPING CENTER                                   127,850        59,328       187,178      100.00%       54.49%       85.58%
LEDGEWOOD MALL                                           342,468       172,605       515,073      100.00%       72.03%       90.63%
MANAHAWKIN VILLAGE SHOPPING CENTER                       144,053        31,208       175,261      100.00%      100.00%      100.00%
                                                       ----------------------------------------------------------------------------
Total :New Jersey                                        672,402       310,016       982,418      100.00%       70.34%       90.64%
                                                       ----------------------------------------------------------------------------

New York
SOUNDVIEW MARKETPLACE                                     66,800       113,820       180,620      100.00%       94.09%       96.28%
VILLAGE COMMONS SHOPPING CENTER                           25,192        61,963        87,155      100.00%       97.50%       98.22%
BRANCH SHOPPING PLAZA                                     83,670        42,170       125,840      100.00%       91.31%       97.09%
NEW LOUDON CENTER                                        226,521        25,200       251,721      100.00%      100.00%      100.00%
TROY PLAZA                                               100,709        27,770       128,479      100.00%      100.00%      100.00%
PACESETTER PARK SHOPPING CENTER                           52,052        43,507        95,559      100.00%       62.37%       82.87%
                                                       ----------------------------------------------------------------------------
Total :New York                                          554,944       314,430       869,374      100.00%       91.00%       96.74%
                                                       ----------------------------------------------------------------------------

                        Total: New York Region         1,227,346       624,446     1,851,792      100.00%       80.74%       93.51%
                                                       ----------------------------------------------------------------------------

                              Southeast

Alabama
MIDWAY PLAZA                                             105,775       101,763       207,538       55.58%       71.41%       63.34%
NORTHSIDE MALL                                           111,970       270,329       382,299      100.00%       50.60%       65.07%
                                                       ----------------------------------------------------------------------------
Total : Alabama                                          217,745       372,092       589,837       78.42%       56.29%       64.46%
                                                       ----------------------------------------------------------------------------

Florida
NEW SMYRNA BEACH SHOPPING CENTER                          35,980        65,341       101,321      100.00%       92.96%       95.46%
                                                       ----------------------------------------------------------------------------
Total : Florida                                           35,980        65,341       101,321      100.00%       92.96%       95.46%
                                                       ----------------------------------------------------------------------------

Georgia
CLOUD SPRINGS PLAZA                                       74,260        39,107       113,367      100.00%       84.40%       94.62%
                                                       ----------------------------------------------------------------------------
Total : Georgia                                           74,260        39,107       113,367      100.00%       84.40%       94.62%
                                                       ----------------------------------------------------------------------------

South Carolina
MARTINTOWN PLAZA                                          91,996        41,896       133,892       80.43%       70.63%       77.36%
WESMARK PLAZA                                            106,955        99,983       206,938      100.00%       83.75%       92.15%
                                                       ----------------------------------------------------------------------------
Total : South Carolina                                   198,951       141,879       340,830       90.95%       79.88%       86.34%
                                                       ----------------------------------------------------------------------------

                          Total : Southeast              526,936       618,419     1,145,355       87.67%       67.35%       76.70%
                                                       ----------------------------------------------------------------------------

                                                       ============================================================================

Total: Retail Properties                               5,025,914     2,785,270     7,811,184       97.29%       80.84%       91.42%

                                                       ============================================================================

[RESTUB]

                                                       ----------------------------------------------------------------------------
                                                                                                        Annualized Base Rent
                                                                  Annualized Base Rent                per Occupied Square Foot
                                                       ----------------------------------------------------------------------------
                                                            Anchors      Shops          Total      Anchors    Shops        Total
                                                       ----------------------------------------------------------------------------

                   Retail Properties - Wholly Owned

                           New York Region

New Jersey
MARKETPLACE OF ABSECON                                      927,574       474,574     1,402,148      15.98      15.71       15.89
BERLIN SHOPPING CENTER                                      619,400       237,344       856,744       4.84       7.34        5.35
LEDGEWOOD MALL                                            2,949,673     1,557,956     4,507,629       8.61      12.53        9.66
MANAHAWKIN VILLAGE SHOPPING CENTER                        1,206,873       359,556     1,566,429       8.38      11.52        8.94
                                                       ---------------------------------------------------------------------------
Total :New Jersey                                         5,703,520     2,629,430     8,332,950       8.48      12.06        9.36
                                                       ---------------------------------------------------------------------------

New York
SOUNDVIEW MARKETPLACE                                     1,010,250     1,453,485     2,463,735      15.12      13.57       14.17
VILLAGE COMMONS SHOPPING CENTER                             407,055     1,453,416     1,860,471      16.16      24.06       21.73
BRANCH SHOPPING PLAZA                                     1,110,114       710,398     1,820,512      13.27      18.45       14.90
NEW LOUDON CENTER                                         1,348,003       418,050     1,766,053       5.95      16.59        7.02
TROY PLAZA                                                  196,000       292,125       488,125       1.95      10.52        3.80
PACESETTER PARK SHOPPING CENTER                             299,908       486,742       786,650       5.76      17.94        9.93
                                                       ---------------------------------------------------------------------------
Total :New York                                           4,371,330     4,814,216     9,185,546       7.88      16.83       10.92
                                                       ---------------------------------------------------------------------------

                        Total: New York Region           10,074,850     7,443,646    17,518,496       8.21      14.76       10.12
                                                       ---------------------------------------------------------------------------

                              Southeast

Alabama
MIDWAY PLAZA                                                102,380       307,112       409,492       1.74       4.23        3.11
NORTHSIDE MALL                                              227,974       661,098       889,072       2.04       4.83        3.57
                                                       ---------------------------------------------------------------------------
Total : Alabama                                             330,354       968,210     1,298,564       1.93       4.62        3.42
                                                       ---------------------------------------------------------------------------

Florida
NEW SMYRNA BEACH SHOPPING CENTER                            275,100       484,254       759,354       7.65       7.97        7.85
                                                       ---------------------------------------------------------------------------
Total : Florida                                             275,100       484,254       759,354       7.65       7.97        7.85
                                                       ---------------------------------------------------------------------------

Georgia
CLOUD SPRINGS PLAZA                                         340,371       173,370       513,741       4.58       5.25        4.79
                                                       ---------------------------------------------------------------------------
Total : Georgia                                             340,371       173,370       513,741       4.58       5.25        4.79
                                                       ---------------------------------------------------------------------------

South Carolina
MARTINTOWN PLAZA                                            296,500       179,791       476,291       4.01       6.08        4.60
WESMARK PLAZA                                               602,295       195,292       797,587       5.63       2.33        4.18
                                                       ---------------------------------------------------------------------------
Total : South Carolina                                      898,795       375,083     1,273,878       4.97       3.31        4.33
                                                       ---------------------------------------------------------------------------

                          Total : Southeast               1,844,620     2,000,917     3,845,537       3.99       4.80        4.38
                                                       ---------------------------------------------------------------------------

                                                       ===========================================================================

Total: Retail Properties                               $ 27,135,159  $ 22,028,681  $ 49,163,840     $ 5.66     $ 9.78      $ 6.98

                                                       ===========================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

  QUARTERLY SUPPLEMENTAL DISCLOSURE
            JUNE 30, 2001
                                                          [GRAPHIC OMITTED]
Commercial Properties by Region - Detail


                                                       ----------------------------------------------------------------------------

                                                                 Gross Leasable Area                         Occupancy
                                                       ----------------------------------------------------------------------------
                                                         Anchors        Shops        Total       Anchors        Shops       Total
                                                       ----------------------------------------------------------------------------
                      Redevelopment Properties (1)

ABINGTON TOWNE CENTER (2) (Pennsylvania)                 184,616        31,610      216,226       100.00%       73.64%      96.15%
THE GATEWAY SHOPPING CENTER (Vermont)                     31,600        15,245       46,845       100.00%      100.00%     100.00%
METHUEN SHOPPING CENTER (Massachusetts)                  120,004        10,234      130,238        25.38%      100.00%      31.24%
ELMWOOD PARK SHOPPING CENTER (New Jersey)                 26,750        79,921      106,671        43.93%       79.11%      70.29%
                                                       ----------------------------------------------------------------------------

Total: Retail Properties - Redevelopment Properties      362,970       137,010      499,980        71.20%       81.73%      74.08%
                                                       ----------------------------------------------------------------------------


                                                       ============================================================================

        Total: All Wholly-Owned Retail Properties      5,388,884     2,922,280    8,311,164        95.53%       80.88%      90.38%

                                                       ============================================================================

[RESTUB]

                                                       -----------------------------------------------------------------------------
                                                                                                          Annualized Base Rent
                                                                  Annualized Base Rent                  per Occupied Square Foot
                                                       -----------------------------------------------------------------------------
                                                           Anchors        Shops        Total        Anchors      Shops        Total
                                                       -----------------------------------------------------------------------------
                      Redevelopment Properties (1)

ABINGTON TOWNE CENTER (2) (Pennsylvania)                   256,500       364,462        620,962       9.50       15.66        12.35
THE GATEWAY SHOPPING CENTER (Vermont)                      126,400       225,695        352,095       4.00       14.80         7.52
METHUEN SHOPPING CENTER (Massachusetts)                    109,656        92,308        201,964       3.60        9.02         4.96
ELMWOOD PARK SHOPPING CENTER (New Jersey)                   79,665     1,438,697      1,518,362       6.78       22.76        20.25
                                                       -----------------------------------------------------------------------------

Total: Retail Properties - Redevelopment Properties    $   572,221   $ 2,121,162    $ 2,693,383     $ 5.68     $ 18.94      $ 12.66
                                                       -----------------------------------------------------------------------------


                                                       =============================================================================

        Total: All Wholly-Owned Retail Properties      $27,707,380   $24,149,843    $51,857,223     $ 5.66     $ 10.22      $  7.15

                                                       =============================================================================

                   Unconsolidated Retail Properties
                                                       ----------------------------------------------------------------------

                           New York Region                   Gross Leasable Area                        Occupancy
                                                       ----------------------------------------------------------------------
                                                       Anchors       Shops       Total     Anchors        Shops        Total
                                                       ----------------------------------------------------------------------
New York
CROSSROADS JOINT VENTURE (3)                           138,933       57,116     196,049    100.00%        84.64%       95.53%
CROSSROADS II (3)                                       52,430       64,440     116,870    100.00%        91.26%       95.18%
                                                       ----------------------------------------------------------------------
Total : New York                                       191,363      121,556     312,919    100.00%        88.15%       95.40%
                                                       ----------------------------------------------------------------------

Total: New York Region                                 191,363      121,556     312,919    100.00%        88.15%       95.40%
                                                       ----------------------------------------------------------------------

Total: Unconsolidated Retail Properties                191,363      121,556     312,919    100.00%        88.15%       95.40%
                                                       ======================================================================

[RESTUB]

                                             -------------------------------------------------------------------------------------
                                                                                                    Annualized Base Rent
                     New York Region                     Annualized Base Rent                     per Occupied Square Foot
                                             -------------------------------------------------------------------------------------
                                                Anchors          Shops             Total     Anchors        Shops         Total
                                             -------------------------------------------------------------------------------------
New York
CROSSROADS JOINT VENTURE (3)                 $ 1,070,250      $ 1,344,637       $ 2,414,887    $ 7.70       $ 27.81       $ 12.89
CROSSROADS II (3)                                720,296        1,752,155         2,472,451     13.74         29.79         22.23
                                             -------------------------------------------------------------------------------------
Total : New York                               1,790,546        3,096,792         4,887,338      9.36         28.90         16.37
                                             -------------------------------------------------------------------------------------

Total: New York Region                         1,790,546        3,096,792         4,887,338      9.36         28.90         16.37
                                             -------------------------------------------------------------------------------------

Total: Unconsolidated Retail Properties      $ 1,790,546      $ 3,096,792       $ 4,887,338    $ 9.36       $ 28.90       $ 16.37
                                             =====================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) The Company currently has 4 redevelopment projects as further described on page 41.
(2) Anchor GLA includes a 157,616 square foot Target which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.
(3) The Company has a 49% interest in these partnerships which, together, own the Crossroads Shopping Center.

  QUARTERLY SUPPLEMENTAL DISCLOSURE
            JUNE 30, 2001
                                                               [GRAPHIC OMITTED]
Top 25 Retail Tenants - Ranked by Annualized Base Rent
        (excludes Unconsolidated Partnerships)

                                                                                                      Percentage of Total
                                                                                                  Represented by Retail Tenant
                                                                                                  ----------------------------
                                               Number of
                       Retail                 Stores in          Total      Annualized Base         Total          Annualized Base
    Ranking            Tenant                 Portfolio           GLA           Rent (1)       Portfolio GLA (2)       Rent (2)
    -------            ------                 ----------         -----      ---------------    -----------------   ---------------
       1        Kmart                             9             924,282     $ 3,431,692              11.1%                6.6%
       2        Ames (3)                         11             815,171       2,479,383               9.8%                4.8%
       3        Price Chopper (4)                 6             267,197       1,596,727               3.2%                3.1%
       4        T.J. Maxx                         7             209,737       1,562,365               2.5%                3.0%
       5        Eckerd Drug (5)                  14             169,563       1,359,224               2.0%                2.6%
       6        Shaw's                            3             134,217       1,141,084               1.6%                2.2%
       7        Walmart                           2             232,540       1,116,575               2.8%                2.2%
       8        Acme (Albertson's)                2              76,864         918,664               0.9%                1.8%
       9        Fashion Bug (6)                  11             120,294         876,391               1.4%                1.7%
      10        PharMor                           2              90,471         843,981               1.1%                1.6%
      11        Pathmark                          1              63,000         837,270               0.8%                1.6%
      12        Redner's Supermarket              2             111,739         837,112               1.3%                1.6%
      13        Restoration Hardware              1              12,293         830,000               0.1%                1.6%
      14        A&P (Waldbaum's)                  1              64,665         730,000               0.8%                1.4%
      15        Sears                             2             159,640         703,230               1.9%                1.4%
      16        Blockbuster Video                 5              28,266         683,957               0.3%                1.3%
      17        Penn Traffic                      2              85,896         635,811               1.0%                1.2%
      18        CVS                               6              62,610         625,855               0.8%                1.2%
      19        Stern's (Federated) (7)           1              73,349         610,745               0.9%                1.2%
      20        Clearview Cinemas (8)             1              25,400         596,250               0.3%                1.1%
      21        Kay Bee Toys                      5              41,025         559,050               0.5%                1.1%
      22        JC Penney                         2              72,580         546,747               0.9%                1.1%
      23        Payless Shoe Source              12              41,209         518,470               0.5%                1.0%
      24        Office Depot                      3              83,821         499,817               1.0%                1.0%
      25        McDonald's Corporation (9)        8                   -         455,929               0.0%                0.9%
                                              -----           ---------    ------------             -----               -----
                                  Total         119           3,965,829    $ 24,996,329              47.7%               48.2%
                                              =====           =========    ============             =====               =====

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after June 30, 2001.

(2) Represents total GLA and annualized base rent for the Company's retail properties excluding joint venture properties.

(3) The tenant is currently not operating the store at the Valmont Plaza. They are obligated, and continue, to pay annual minimum rent of $220,000 until the lease expires in January 31, 2007.

(4) The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004.

(5) Subsidiary of JC Penney. The store at the Route 6 Mall has ceased operating but continues to pay annual rent of $106,560 through January 31, 2011 pursuant to the lease.

(6) This tenant pays percentage rent only (no minimum rent) at 8 of these locations. Included in the above rent is $659,763 of percentage rent paid for calendar 2000.

(7) The Company has been notified that this store will be converted to a Macy's.

(8) Subsidiary of Cablevision.

(9) Restaurants located in shopping center outparcels.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                          [GRAPHIC OMITTED]
            JUNE 30, 2001

        Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
             Property/Tenant Name                  Square          Lease               Annual       Annual
              (Type of Center)                     Footage       Expiration             Rent       Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR
TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

New England

     Connecticut
         TOWN LINE PLAZA, ROCKY HILL
               WAL-MART (1)                         97,300                            $        -     $     - REA AGREEEMENT
               A&P SUPERFRESH                       64,665        03/08/2017             730,000       11.29 (7) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: TOWN LINE PLAZA              161,965                               730,000       11.29
                                                   -------                  --------------------------------

         239 GREENWICH AVE., GREENWICH
               CHICO'S FASHION                       4,541        01/31/2010          $  295,165     $ 65.00 (2) 5 YEARS
               RESTORATION HARDWARE INC.            12,293        04/30/2015             830,000       67.52 (2) 5 YEARS (6 MONTHS)
                                                   -------                  --------------------------------
               Total: 239 GREENWICH AVE.            16,834                             1,125,165       66.84
                                                   -------                  --------------------------------

     Massachusetts
         METHUEN SHOPPING CENTER, METHUEN (2)
               DEMOULAS SUPER MARKETS               30,460        01/31/2005             109,654        3.60 (2) 5 YEAR
                                                   -------                  --------------------------------
               Total: METHUEN SHOPPING CENTER       30,460                               109,654        3.60
                                                   -------                  --------------------------------

         CRESCENT PLAZA, BROCKTON
               HOME DEPOT                          104,640        10/31/2008             295,425        2.82 (1) 8 YR & (2) 5 YEAR
               SHAWS SUPERMARKETS                   50,225        12/31/2012             516,960       10.29 (6) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: CRESCENT PLAZA               154,865                               812,385        5.25
                                                   -------                  --------------------------------

     Rhode Island
         WALNUT HILL PLAZA, WOONSOCKET
               SEARS                                60,700        08/31/2003             258,000        4.25 (6) 5 YEAR (12 MONTHS)
               SHAWS SUPERMARKETS                   52,392        12/31/2013             497,724        9.50 (6) 5 YEAR (9 MONTHS)
                                                   -------                  --------------------------------
               Total: WALNUT HILL PLAZA            113,092                               755,724        6.68
                                                   -------                  --------------------------------

     Vermont
         THE GATEWAY SHOPPING CENTER, BURLINGTON
               SHAWS SUPERMARKETS                   31,600        06/30/2005             126,400        4.00 (1) 5 YEAR (12 MONTHS)
                                                   -------                  --------------------------------
               Total: THE GATEWAY SHOPPING CENTER   31,600                               126,400        4.00
                                                   -------                  --------------------------------

Total: New England                                 508,816                             3,659,328        8.89
                                                   -------                  --------------------------------

(1) This space is contiguous to the Company's property and is not owned by the Company.

(2) This is a redevelopment property. Wal*Mart has also signed a lease for 89,000 square feet at this center with an estimated occupancy in the 4th quarter of 2001.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                          [GRAPHIC OMITTED]
            JUNE 30, 2001

        Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
             Property/Tenant Name                  Square          Lease               Annual       Annual
              (Type of Center)                     Footage       Expiration             Rent       Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR
TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned

New York Region

     New Jersey
         ELMWOOD PARK SHOPPING CENTER, ELMWOOD
               PARK (1)
               VALLEY NATIONAL BANK                   11,750     05/31/2005              79,665        6.78 (1) 10 YEAR (10 MONTHS)
                                                   ---------               --------------------------------
               Total: ELMWOOD PARK SHOPPING CENTER    11,750                             79,665        6.78
                                                   ---------               --------------------------------

         MARKETPLACE OF ABSECON, ABSECON
               ECKERD DRUG                            13,207     09/20/2020             329,310       24.93 (4) 5 YEAR (6 MONTHS)
               ACME MARKETS                           44,824     04/30/2015             598,264       13.35 (8) 5 YEAR (12 MONTHS)
                                                   ---------               --------------------------------
               Total: MARKETPLACE OF ABSECON          58,031                            927,574       15.98
                                                   ---------               --------------------------------

         BERLIN SHOPPING CENTER, BERLIN
               ACME MARKETS                           32,040     04/30/2005             320,400       10.00 (2) 5 YEAR (6 MONTHS)
               KMART                                  95,810     11/30/2004             299,000        3.12 (4) 5 YEAR (6 MONTHS)
                                                   ---------               --------------------------------
               Total: BERLIN SHOPPING CENTER         127,850                            619,400        4.84
                                                   ---------               --------------------------------

         LEDGEWOOD MALL, LEDGEWOOD (Enclosed Mall)
               CIRCUIT CITY                           33,294     01/31/2020             449,469       13.50 (4) 5 YEAR (6 MONTHS)
               MARSHALL'S                             27,228     01/31/2002             313,122       11.50 -
               PHARMHOUSE                             47,271     05/31/2009             519,981       11.00 (2) 5 YEAR
               THE SPORTS AUTHORITY                   52,205     05/31/2007             225,000        4.31 (6) 5 YEAR (15 MONTHS)
               STERN'S DEPARTMENT STORES (2)          61,900     01/31/2005             553,500        8.94 (4) 5 YEAR (6 MONTHS)
               WAL*MART                              120,570     03/31/2019             888,601        7.37 (6) 5 YEAR (6 MONTHS)
                                                   ---------               --------------------------------
               Total: LEDGEWOOD MALL                 342,468                          2,949,673        8.61
                                                   ---------               --------------------------------

         MANAHAWKIN VILLAGE, MANAHAWKIN
               KMART                                 112,434     01/31/2019             843,255        7.50 (8) 5 YEAR (12 MONTHS)
               HOYTS                                  31,619     11/30/2018             363,618       11.50 (4) 5 YEAR (6 MONTHS)
                                                   ---------               --------------------------------
               Total: MANAHAWKIN VILLAGE SHOPPING
                      CENTER                         144,053                          1,206,873        8.38
                                                   ---------               --------------------------------
     New York
         SOUNDVIEW MARKETPLACE, PORT WASHINGTON
               KING KULLEN                            41,400     09/26/2007             414,000       10.00 (3) 5 YEAR (11 MONTHS)
               CLEARVIEW CINEMA                       25,400     05/31/2010             596,250       23.47 (4) 5 YEAR (12 MONTHS)
                                                   ---------               --------------------------------
               Total: SOUNDVIEW MARKETPLACE           66,800                          1,010,250       15.12
                                                   ---------               --------------------------------

         SMITHTOWN SHOPPING CENTER, SMITHTOWN
               DAFFY'S                                16,125     05/30/2008             262,031       16.25 (4) 5 YEAR (12 MONTHS)
               WALGREENS                               9,067     12/31/2021             145,024       15.99  -
                                                   ---------               --------------------------------
               Total: SMITHTOWN SHOPPING CENTER       25,192                            407,055       16.16
                                                   ---------               --------------------------------

         THE BRANCH SHOPPING CENTER, SMITHTOWN
               PATHMARK                               63,000     11/30/2013             837,270       13.29 (1) 10 YEAR & (1) 5 YEAR
               PERGAMENT HOME CENTERS (3)             20,670     10/31/2004             272,844       13.20 (3) 5 YEAR (12 MONTHS)
                                                   ---------               --------------------------------
               Total: RD BRANCH ASSOCIATES L.P.       83,670                          1,110,114       13.27
                                                   ---------               --------------------------------

         NEW LOUDON CENTER, LATHAM
               AMES                                   76,641     02/28/2020             268,244        3.50 (3) 5 YEAR (12 MONTHS)
               CLUB PRO                               47,805     04/30/2006             215,123        4.50 (1) 5 YEAR (12 MONTHS)
               MARSHALLS                              26,015     01/31/2004             104,060        4.00 (1) 5 YEAR (12 MONTHS)
               PRICE CHOPPER                          76,060     05/31/2015             760,577       10.00 (4) 5 YEAR (12 MONTHS)
                                                   ---------               --------------------------------
               Total: NEW LOUDEN CENTER              226,521                          1,348,004        5.95
                                                   ---------               --------------------------------

         TROY PLAZA, TROY
               AMES                                   71,665     05/31/2006             140,000        1.95 (1) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                          29,044     09/30/2004              56,000        1.93 (2) 5 YEAR
                                                   ---------               --------------------------------
               Total: TROY PLAZA                     100,709                            196,000        1.95
                                                   ---------               --------------------------------

         PACESETTER PARK SHOPPING CENTER, POMONA
               STOP & SHOP (Ahold subsidiary)         52,052     08/31/2020             299,909        5.76 (2) 10 YEAR
                                                   ---------               --------------------------------
               Total: PACESETTER PARK SHOPPING
                      CENTER                          52,052                            299,909        5.76
                                                   ---------               --------------------------------
Total: New York Region                             1,239,096                         10,154,517        8.20
                                                   ---------               --------------------------------

(1) This is a redevelopment property. The Company will be constructing a 48,000 sf free-standing supermarket to replace the former in-line supermarket.

(2) The tenant has additional expansion space bringing the total space to 74,815 s.f. with rents of $618,075. This store will be converted to a Macy's store.

(3) This tenant has filed for Bankruptcy and subsequent to June 30, 2001 has liquidated its assets and rejected these leases.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                          [GRAPHIC OMITTED]
            JUNE 30, 2001

        Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
             Property/Tenant Name                  Square          Lease               Annual       Annual
              (Type of Center)                     Footage       Expiration             Rent       Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR
TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

Mid-Atlantic

     Pennsylvania
         ABINGTON TOWNE CENTER, ABINGTON (1)
               T.J. MAXX (1)                        27,000        11/30/2010             256,500        9.50 (2) 5 YEAR (6 MONTHS)
               TARGET (1)                          157,616           -                         -           - CONDOMINIUM AGREEMENT
                                                   -------                  --------------------------------
               Total: ABINGTON TOWNE CENTER        184,616                               256,500        9.50
                                                   -------                  --------------------------------

         AMES PLAZA, SHAMOKIN
               AMES                                 59,116        01/31/2003              84,006        1.42 (2) 5 YEAR (6 MONTHS)
               BUY-RITE LIQUIDATORS                 29,238        08/30/2010             105,257        3.60 (1) 5 YEAR (9 MONTHS)
                                                   -------                  --------------------------------
               Total: AMES PLAZA                    88,354                               189,263        2.14
                                                   -------                  --------------------------------

         BIRNEY PLAZA, MOOSIC
               BIG LOTS                             30,537        01/31/2003             106,880        3.50 (1) 5 YEAR (6 MONTHS)
               KMART                               104,956        10/31/2004             204,664        1.95 (9) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: BIRNEY PLAZA                 135,493                               311,544        2.30
                                                   -------                  --------------------------------

         BLACKMAN PLAZA, WILKES-BARRE
               KMART                               104,956        10/31/2004             204,664        1.95 (9) 5 YEAR (12 MONTHS)
                                                   -------                  --------------------------------
               Total: BLACKMAN PLAZA               104,956                               204,664        1.95
                                                   -------                  --------------------------------

         BRADFORD TOWNE CENTRE, TOWANDA
               KMART                                94,841        03/31/2019             474,205        5.00 (10) 5 YEAR (6 MONTHS)
               PENN TRAFFIC                         51,658        09/30/2014             413,264        8.00 (2) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: BRADFORD TOWNE CENTRE        146,499                               887,469        6.06
                                                   -------                  --------------------------------

         CIRCLE PLAZA, SHAMOKIN DAM
               KMART                                92,171        11/07/2004             252,289        2.74 (9) 5 YEAR (12 MONTHS)
                                                   -------                  --------------------------------
               Total: CIRCLE PLAZA                  92,171                               252,289        2.74
                                                   -------                  --------------------------------

         DUNMORE PLAZA, DUNMORE
               ECKERD DRUGS                         13,205        11/30/2004              89,134        6.75 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER (2)                    26,475        11/30/2005                   -           - (3) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: DUNMORE PLAZA                 39,680                                89,134        2.25
                                                   -------                  --------------------------------

         EAST END CENTER, WILKES-BARRE
               AMES                                 83,000        01/31/2007             436,000        5.25 (6) 5 YEAR (6 MONTHS)
               PHAR-MOR                             43,200        03/31/2003             324,000        7.50 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                        50,000        04/30/2008             357,500        7.15 (4) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: EAST END CENTER              176,200                             1,117,500        6.34
                                                   -------

(1) In connection with the redevelopment of the Abington Towne Center, the Company has sold 157,616 square feet of the main building to Target which will operate a Target store at this location. The Company has retained and is redeveloping the remaining 58,610 square feet of the center.

(2) Acadia owns only the land and not the building for this tenant.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                          [GRAPHIC OMITTED]
            JUNE 30, 2001

        Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
             Property/Tenant Name                  Square          Lease               Annual       Annual
              (Type of Center)                     Footage       Expiration             Rent       Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR
TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned

Mid-Atlantic (continued)

     Pennsylvania
         GREENRIDGE PLAZA, SCRANTON
               GIANT FOOD STORES                    62,090        04/30/2021             279,405        4.50 (6) 5 YEAR (AUTO)
               AMES                                 83,330        01/31/2007             380,000        4.56 (6) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: GREENRIDGE PLAZA             145,420                               659,405        4.53
                                                   -------                  --------------------------------

         KINGSTON PLAZA, KINGSTON
               DOLLAR GENERAL                        6,500        06/30/2004              39,000        6.00 (1) 3 YEAR (6 MONTHS)
               PRICE CHOPPER                        45,000        12/31/2006             245,000        5.44 (4) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: KINGSTON PLAZA                51,500                               284,000        5.51
                                                   -------                  --------------------------------

         LUZERNE STREET SHOPPING CENTER. SCRANTON
               ECKERD DRUGS                         14,000        04/30/2004              94,500        6.75 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER (1)                    40,618        04/30/2004             177,650        4.37 (4) 5 YEAR (12 MONTHS)
                                                   -------                  --------------------------------
               Total: LUZERNE STREET SHOPPING
                      CENTER                        54,618                               272,150        4.98
                                                   -------                  --------------------------------

         MARK PLAZA, EDWARDSVILLE
               KMART                               104,956        10/31/2004             204,664        1.95 (10) 5 YEAR (12 MONTHS)
               REDNER'S MARKET                      52,639        05/31/2018             421,112        8.00 (2) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: MARK PLAZA                   157,595                               625,776        3.97
                                                   -------                  --------------------------------

         MONROE PLAZA, STROUDSBURG
               AMES                                 61,489        01/29/2009              94,434        1.54 (3) 5 YEAR
               ECKERD DRUGS                         13,716        10/31/2002              48,006        3.50 (2) 5 YEAR (6 MONTHS)
               SHOP-RITE                            52,924        10/31/2005             281,278        5.31 (3) 5 & (1) 3 YEAR
                                                   -------                  --------------------------------
               Total: MONROE PLAZA                 128,129                               423,718        3.31
                                                   -------                  --------------------------------

         MOUNTAINVILLE SHOPPING CENTER, ALLENTOWN
               ACME MARKETS (2)                     32,200        06/30/2004              85,416        2.65 Not Operating -
                                                                                                             Closed 2/24/00
               ECKERD DRUGS                         15,808        04/30/2004              60,000        3.80 (3) 5 YEAR (6 MONTHS)
               KLING'S HANDYMAN                     20,000        01/31/2002              80,000        4.00 (1) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: MOUNTAINVILLE SHOPPING
                      CENTER                        68,008                               225,416        3.31
                                                   -------                  --------------------------------

         PITTSTON PLAZA, PITTSTON
               ECKERD DRUGS                          8,468        06/30/2006              80,446        9.50 (2) 5 YEAR (6 MONTHS)
               REDNER'S MARKETS                     59,100        12/31/2018             416,000        7.04 (2) 5 YEAR
                                                   -------                  --------------------------------
               Total: PITTSTON PLAZA                67,568                               496,446        7.35
                                                   -------                  --------------------------------

(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

(2) The Company has executed a lease with a replacement tenant Price Rite (a division of Wakefern) which commenced paying rent in July 2001.

                                    Pagd 32

    QUARTERLY SUPPLEMENTAL DISCLOSURE                          [GRAPHIC OMITTED]
            JUNE 30, 2001

        Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
             Property/Tenant Name                  Square          Lease               Annual       Annual
              (Type of Center)                     Footage       Expiration             Rent       Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR
TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned

Mid-Atlantic (continued)

     Pennsylvania
         PLAZA 15, LEWISBURG
               AMES                                   53,000      04/30/2006             121,900        2.30 (3) 5 YEAR (6 MONTHS)
               WEIS MARKETS                           28,800      12/31/2001              95,088        3.30 (4) 5 YEAR (3 MONTHS)
                                                   ---------                --------------------------------
               Total: PLAZA 15                        81,800                             216,988        2.65
                                                   ---------                --------------------------------

         PLAZA 422, LEBANON
               PLAYTIME INC, (Sub-leased from
                 Giant Food Stores)                   40,783      09/23/2004             132,030        3.24 (5) 5 YEAR
               AMES                                   83,330      10/31/2006             130,000        1.56 (3) 5 YEAR (6 MONTHS)
                                                   ---------                --------------------------------
               Total: PLAZA 422                      124,113                             262,030        2.11
                                                   ---------                --------------------------------

         ROUTE 6 MALL, HONESDALE
               KMART                                 119,658      04/30/2020             687,951        5.75 (10) 5 YEAR (AUTOMATIC)
                                                   ---------                --------------------------------
               Total: ROUTE 6 MALL                   119,658                             687,951        5.75
                                                   ---------                --------------------------------

         SHILLINGTON PLAZA, READING
               KMART                                  94,500      07/31/2004             261,000        2.76 (9) 5 YEAR (12 MONTHS)
               WEIS MARKETS                           40,107      08/31/2004             106,720        2.66 (2) 5 YEAR (12 MONTHS)
                                                   ---------                --------------------------------
               Total: SHILLINGTON PLAZA              134,607                             367,720        2.73
                                                   ---------                --------------------------------

         TIOGA WEST,TUNKHANNOCK
               AMES                                   53,000      05/31/2005             111,300        2.10 (2) 5 YEAR (6 MONTHS)
               ECKERD DRUGS                           12,600      03/31/2005              40,000        3.17 (2) 5 YEAR (6 MONTHS)
               FASHION BUG (Pays percentage
                 rent only)                           13,500      11/30/2009                   -           - (3) 5 YEAR (6 MONTHS)
               PENN TRAFFIC                           34,238      09/30/2014             222,547        6.50 (2) 5 YEAR
                                                   ---------                --------------------------------
               Total: TIOGA WEST                     113,338                             373,847        3.30
                                                   ---------                --------------------------------

         25TH STREET SHOPPING CENTER, EASTON
               CVS                                    13,400      12/31/2005             147,400       11.00 (1) 5 YEAR (6 MONTHS)
               PETCO                                  15,400      01/31/2009             127,050        8.25 (2) 5 YEAR
                                                   ---------                --------------------------------
               Total: 25TH STREET SHOPPING CENTER     28,800                             274,450        9.53
                                                   ---------                --------------------------------

         UNION PLAZA, NEW CASTLE
               AMES                                   94,000      01/31/2017             493,500        5.25 (2) 5 YEAR
               PEEBLES (pays percentage rent only)    25,052      01/31/2018                   -           - (3) 3 YEAR (AUTOMATIC)
               SEARS                                  98,940      10/25/2011             445,230        4.50 (4) 5 YEAR
                                                   ---------                --------------------------------
               Total: UNION PLAZA                    217,992                             938,730        4.31
                                                   ---------                --------------------------------

         VALMONT PLAZA, WEST HAZELTON
               AMES (1)                               96,600      01/31/2007             220,000        2.28 (3) 5 YEAR (6 MONTHS)
                                                   ---------                --------------------------------
               Total: VALMONT PLAZA                   96,600                             220,000        2.28
                                                   ---------                --------------------------------

     Virginia
         KINGS FAIRGROUNDS, DANVILLE
               CVS                                    12,160      02/28/2002              29,184        2.40 (2) 5 YEAR
               SCHEWEL FURNITURE                      60,200      01/31/2006             180,600        3.00 (1) 5 YEAR (3 MONTHS)
               TRACTOR SUPPLY CO.                     30,975      11/30/2008             123,900        4.00 (3) 5 YEAR (6 MONTHS)
                                                   ---------                --------------------------------
               Total: KINGS FAIRGROUNDS              103,335                             333,684        3.23
                                                   ---------                --------------------------------

     Total: Mid-Atlantic                           2,661,050                           9,970,674        3.98
                                                   ---------                --------------------------------

(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                          [GRAPHIC OMITTED]
            JUNE 30, 2001

        Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
             Property/Tenant Name                  Square          Lease               Annual       Annual
              (Type of Center)                     Footage       Expiration             Rent       Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR
TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned

Southeast

     Alabama
         MIDWAY PLAZA, OPELIKA
               BEALL'S OUTLET                       30,000        04/30/2004              33,000        1.10  -
               OFFICE DEPOT                         28,787        10/31/2007              69,380        2.41 (3) 5 YEAR (AUTOMATIC)
                                                   -------                  --------------------------------
               Total: MIDWAY PLAZA                  58,787                               102,380        1.74
                                                   -------                  --------------------------------

         NORTHSIDE MALL, DOTHAN
               WAL*MART                            111,970        01/31/2004             227,974        2.04 (6) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: NORTHSIDE MALL               111,970                               227,974        2.04
                                                   -------                  --------------------------------

     Florida
         NEW SMYRNA BEACH SHOPPING CNTR, NEW
               SMYRNA BEACH HARDBODIES FAMILY
               FITNESS                              11,200        08/31/2008              52,080        4.65  -
               THEATRE MANAGEMENT INC. (1)          24,780        11/30/2005             223,020        9.00 (4) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: NEW SMYRNA BEACH SHOPPING
                      CNTR                          35,980                               275,100        7.65
                                                   -------                  --------------------------------

     Georgia
         CLOUD SPRINGS PLAZA, FORT OGLETHORPE
               BIG LOTS                             30,000        10/31/2005             108,000        3.60 -
               FOOD LION                            29,000        01/31/2011             181,250        6.25 (4) 5 YEAR
               W.S. BADCOCK                         15,260        09/28/2005              51,121        3.35 (1) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: CLOUD SPRINGS PLAZA           74,260                               340,371        4.58
                                                   -------                  --------------------------------

     South Carolina
         MARTINTOWN PLAZA, NORTH AUGUSTA
               BELK'S                               44,000        01/31/2004             154,000        3.50 (4) 5 YEAR (6 MONTHS)
               OFFICE DEPOT                         29,996        06/30/2008             142,500        4.75 (2) 5 YEAR (12 MONTHS)
                                                   -------                  --------------------------------
               Total: MARTINTOWN PLAZA              73,996                               296,500        4.01
                                                   -------                  --------------------------------

         WESMARK PLAZA, SUMTER
               GOODY'S                              24,960        05/31/2005             162,240        6.50 (2) 5 YEAR (6 MONTHS)
               SIMPSON'S PLAZA HARDWARE             30,000        07/31/2001              54,000        1.80  -
               STAPLES                              21,840        09/30/2005             114,660        5.25 (3) 5 YEAR (6 MONTHS)
               THEATRE MANAGEMENT INC.              30,155        05/31/2009             271,395        9.00 (2) 5 YEAR (6 MONTHS)
                                                   -------                  --------------------------------
               Total: WESMARK PLAZA                106,955                               602,295        5.63
                                                   -------                  --------------------------------

     Total: Southeast                              461,948                             1,844,620        3.99
                                                   -------                  --------------------------------

(1) The tenant has expanded bringing the total space to 35,280 s.f. with rents of $349,020.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                          [GRAPHIC OMITTED]
            JUNE 30, 2001

        Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
             Property/Tenant Name                  Square          Lease               Annual       Annual
              (Type of Center)                     Footage       Expiration             Rent       Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR
TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

Midwest

     Illinois
         HOBSON WEST PLAZA, NAPERVILLE
               EAGLE FOOD CENTERS                     42,037      11/30/2007             170,000        4.04 (5) 5 YEAR (6 MONTHS)
                                                   ---------                --------------------------------
               Total: HOBSON WEST PLAZA,              42,037                             170,000        4.04
                                                   ---------                --------------------------------

     Indiana
         MERRILLVILLE PLAZA, MERILLVILLE
               JC PENNEY                              50,000      01/31/2008             450,000        9.00 (2) 5 YEAR (12 MONTHS)
               OFFICEMAX                              26,157      07/31/2008             202,717        7.75 (4) 5 YEAR (6 MONTHS)
               TJ MAXX                                25,200      01/31/2004             182,700        7.25 (2) 5 YEAR (6 MONTHS)
                                                   ---------                --------------------------------
               Total: MERRILLVILLE PLAZA             101,357                             835,417        8.24
                                                   ---------                --------------------------------

     Michigan
         BLOOMFIELD TOWN SQUARE, BLOOMFIELD HILLS
               HOME GOODS                             39,646      05/31/2010             307,257        7.75 (3) 5 YEAR
               TJ MAXX                                36,000      03/31/2003             234,000        6.50 (2) 5 YEAR (6 MONTHS)
                                                   ---------                --------------------------------
               Total: BLOOMFIELD TOWN SQUARE          75,646                             541,257        7.16
                                                   ---------                --------------------------------

     Ohio
         MAD RIVER STATION - RETAIL, DAYTON
               BABIES 'R' US                          33,147      02/28/2005             243,630        7.35 (3) 5 YEAR
               OFFICE DEPOT                           25,038      08/31/2005             287,937       11.50 (1) 5 YEAR (6 MONTH)
                                                   ---------
               Total: MAD RIVER STATION -
                      RETAIL SPACE                    58,185                             531,567        9.14
                                                   ---------                --------------------------------

     Total: Midwest                                  277,225                           2,078,241        7.50
                                                   ---------                --------------------------------

Total: Retail Anchor Properties - Wholly Owned     5,148,135                        $ 27,707,380      $ 5.66
                                                   =========                ================================





Unconsolidated Retail Properties

New York Region

     New York
         CROSSROADS SHOPPING CENTER,WHITEPLAINS
               K-MART                                100,725       01/31/2012           $ 566,250      $ 5.62 (5) 5 YEAR (9 MONTHS)
               WALDBAUMS                              38,208       12/31/2007             504,000       13.19 (5) 5 YEAR (9 MONTHS)
               B. DALTON                              12,430       05/28/2012             321,813       25.89 (2) 5 YEAR (18 MONTHS)
               MODELL'S                               15,000       01/11/2002             204,733       13.65 -
               MODELL'S (1)                           25,000       02/28/2009             193,750        7.75 (2) 5 YEAR (12 MONTHS)
                                                   ---------                 --------------------------------
               Total: CROSSROADS SHOPPING CENTER     191,363                            1,790,546        9.36
                                                   ---------                 --------------------------------

     Total: New York Region                          191,363                            1,790,546        9.36
                                                   ---------                 --------------------------------

Total: Unconsolidated Retail Properties              191,363                          $ 1,790,546      $ 9.36
                                                   =========                 ================================

(1) This space was formerly leased to Pergament's which filed for bankruptcy and is in the process of liquidating. Modell's acquired this lease in connection with Pergaments' bankruptcy proceedings.

               QUARTERLY SUPPLEMENTAL DISCLOSURE               [GRAPHIC OMITTED]
                     JUNE 30, 2001

                   Lease Expirations

                                ---------------------------------------------------------------------------------------------------
                                                     Gross Leased Area                           Annualized Base Rent
                                                     -----------------                           --------------------
                                    Number of                    Percent                                  Percent        Average
                                     Leases        Square          of                                       of             per
                                    Expiring       Footage        Total                  Amount            Total         Sq. Ft.
                                ---------------------------------------------------------------------------------------------------
Retail Properties
      Anchor Tenant Expirations
                    2001                  3         91,000         1.86%              $  234,504             0.85%          2.58
                    2002                  4         73,104         1.49%                 470,312             1.70%          6.43
                    2003                  5        229,553         4.69%               1,006,886             3.63%          4.39
                    2004                 20      1,055,269        21.58%               3,155,893            11.39%          2.99
                    2005                 17        501,174        10.24%               2,960,207            10.68%          5.91
                    2006                  7        369,468         7.55%               1,113,069             4.02%          3.01
                    2007                  7        427,359         8.73%               1,914,380             6.91%          4.48
                    2008                  8        319,093         6.52%               1,886,153             6.81%          5.91
                    2009                  6        167,815         3.43%               1,012,860             3.66%          6.04
                    2010                  5        125,825         2.57%               1,560,428             5.63%         12.40
                    2011                  2        127,940         2.61%                 626,480             2.26%          4.90
                    2012                  1         50,225         1.03%                 516,960             1.87%         10.29
                    2013                  2        115,392         2.36%               1,334,994             4.82%         11.57
                    2014                  2         85,896         1.76%                 635,811             2.29%          7.40
                    2015                  3        133,177         2.72%               2,188,841             7.90%         16.44
                    2017                  2        158,665         3.24%               1,223,500             4.42%          7.71
                    2018                  4        168,410         3.44%               1,200,731             4.33%          7.13
                    2019                  3        327,845         6.70%               2,206,061             7.96%          6.73
                    2020                  5        294,852         6.03%               2,034,881             7.34%          6.90
                    2021                  2         71,157         1.45%                 424,429             1.53%          5.96

                                       --------------------------------               ------------------------------------------
            Total Occupied              108      4,893,219       100.00%              $27,707,380          100.00%        $ 5.66

            ----------------------------------------------

            Anchor GLA Owned by Tenants           254,916
            Total Vacant                          240,749
                                                ---------

            Total Square Feet                   5,388,884
                                                =========

            ----------------------------------------------

               QUARTERLY SUPPLEMENTAL DISCLOSURE               [GRAPHIC OMITTED]
                     JUNE 30, 2001

                   Lease Expirations

                                ---------------------------------------------------------------------------------------------------
                                                     Gross Leased Area                           Annualized Base Rent
                                                     -----------------                           --------------------
                                    Number of                    Percent                                  Percent        Average
                                     Leases        Square          of                                       of             per
                                    Expiring       Footage        Total                  Amount            Total         Sq. Ft.
                                ---------------------------------------------------------------------------------------------------
Retail Properties
      Shop Tenant Expirations
                Month to Month          38        182,624         7.73%              $  905,660             3.75%       $  4.96
                    2001                42        164,392         6.96%               1,784,076             7.39%         10.85
                    2002                76        253,461        10.73%               2,494,851            10.33%          9.84
                    2003                88        312,037        13.21%               3,280,603            13.58%         10.51
                    2004                77        325,228        13.79%               3,700,516            15.32%         11.38
                    2005                70        321,259        13.60%               3,341,753            13.84%         10.40
                    2006                45        184,077         7.79%               1,929,778             7.99%         10.48
                    2007                18        137,011         5.80%               1,557,956             6.45%         11.37
                    2008                20        109,635         4.64%               1,317,732             5.46%         12.02
                    2009                20         98,644         4.18%               1,137,573             4.71%         11.53
                    2010                18        155,020         6.56%               1,291,369             5.35%          8.33
                    2011                14         69,202         2.93%                 816,838             3.38%         11.80
                    2014                 1         21,500         0.91%                  82,500             0.34%          3.84
                    2015                 1          9,592         0.41%                 184,838             0.77%         19.27
                    2019                 1         14,887         0.63%                 236,800             0.98%         15.91
                    2020                 1          3,000         0.13%                  87,000             0.36%         29.00

                                       -------------------------------              -------------------------------------------
            Total Occupied             530      2,361,569       100.00%             $24,149,843           100.00%       $ 10.22

            ---------------------------------------------

            Total Vacant                          560,711
                                                ---------

            Total Square Feet                   2,922,280
                                                =========

            ---------------------------------------------

               QUARTERLY SUPPLEMENTAL DISCLOSURE               [GRAPHIC OMITTED]
                     JUNE 30, 2001

                   Lease Expirations

                                ---------------------------------------------------------------------------------------------------
                                                     Gross Leased Area                           Annualized Base Rent
                                                     -----------------                           --------------------
                                    Number of                    Percent                                  Percent        Average
                                     Leases        Square          of                                       of             per
                                    Expiring       Footage        Total                  Amount            Total         Sq. Ft.
                                ---------------------------------------------------------------------------------------------------
Retail Properties
      Total Retail Expirations
                Month to Month           38        182,624        2.52%              $   905,660            1.75%        $ 4.96
                    2001                 45        255,392        3.52%                2,018,580            3.89%          7.90
                    2002                 80        326,565        4.50%                2,965,163            5.72%          9.08
                    2003                 93        541,590        7.47%                4,287,489            8.27%          7.92
                    2004                 97      1,380,497       19.03%                6,856,409           13.22%          4.97
                    2005                 87        822,433       11.34%                6,301,960           12.15%          7.66
                    2006                 52        553,545        7.63%                3,042,847            5.87%          5.50
                    2007                 25        564,370        7.78%                3,472,336            6.70%          6.15
                    2008                 28        428,728        5.91%                3,203,885            6.18%          7.47
                    2009                 26        266,459        3.67%                2,150,433            4.15%          8.07
                    2010                 23        280,845        3.87%                2,851,797            5.50%         10.15
                    2011                 16        197,142        2.72%                1,443,318            2.78%          7.32
                    2012                  1         50,225        0.69%                  516,960            1.00%         10.29
                    2013                  2        115,392        1.59%                1,334,994            2.57%         11.57
                    2014                  3        107,396        1.48%                  718,311            1.39%          6.69
                    2015                  4        142,769        1.97%                2,373,679            4.58%         16.63
                    2017                  2        158,665        2.19%                1,223,500            2.36%          7.71
                    2018                  4        168,410        2.32%                1,200,731            2.32%          7.13
                    2019                  4        342,732        4.72%                2,442,861            4.71%          7.13
                    2020                  6        297,852        4.11%                2,121,881            4.09%          7.12
                    2021                  2         71,157        0.97%                  424,429            0.80%          5.96

                                        ------------------------------                -----------------------------------------
            Total Occupied              638      7,254,788      100.00%               51,857,223          100.00%          7.15

            ----------------------------------------------

            Anchor GLA Owned by Tenants            254,916
            Total Vacant                           801,460
                                                 ---------

            Total Square Feet                    8,311,164
                                                 =========

            ----------------------------------------------

               QUARTERLY SUPPLEMENTAL DISCLOSURE               [GRAPHIC OMITTED]
                     JUNE 30, 2001

                   Lease Expirations

                                ---------------------------------------------------------------------------------------------------
                                                     Gross Leased Area                           Annualized Base Rent
                                                     -----------------                           --------------------
                                    Number of                    Percent                                  Percent        Average
                                     Leases        Square          of                                       of             per
                                    Expiring       Footage        Total                  Amount            Total         Sq. Ft.
                                ---------------------------------------------------------------------------------------------------
Unconsolidated Property
                Month to Month            1         3,000         1.00%             $   95,700               1.96%         31.90
                    2002                  7        31,517        10.56%                690,442              14.13%         21.91
                    2003                  5        20,241         6.78%                638,998              13.07%         31.57
                    2004                  7        30,516        10.22%                802,461              16.42%         26.30
                    2005                  5        16,015         5.36%                461,200               9.44%         28.80
                    2006                  3         5,260         1.76%                151,628               3.10%         28.83
                    2007                  3        42,258        14.16%                643,119              13.16%         15.22
                    2008                  3        10,093         3.38%                267,882               5.48%         26.54
                    2009                  2        26,462         8.86%                247,844               5.07%          9.37
                    2012                  2       113,155        37.92%                888,064              18.17%          7.85

                                        ------------------------------               -------------------------------------------
            Total Occupied               38       298,517       100.00%              4,887,338             100.00%         16.37

            ---------------------------------------------

            Total Vacant                          14,402
                                                 --------

            Total Square Feet                    312,919
                                                 ========

            ---------------------------------------------

    QUARTERLY SUPPLEMENTAL DISCLOSURE                          [GRAPHIC OMITTED]
              JUNE 30, 2001

  Residential (Multi-family) Properties

                                                                                                    % Occupied          % Occupied
                Property                           Location           Square Feet        Units     June 30, 2001      March 31, 2001
                --------                           --------           -----------        -----     -------------      --------------
              Mid-Atlantic

                Maryland
         Glen Oaks Apartments (1)                  Greenbelt             557,772           463          99%                99%

             North Carolina
           Village Apartments                    Winston Salem           578,606           600          82%                79%

                Mid-West

                Missouri
Gate House, Holiday House, Tiger Village,          Columbia              628,891           874          92%                96%
           Colony Apartments (2)                                       ---------         -----          --                 --


                 Totals                                                1,765,269         1,937          91%                91%
                                                                       =========         =====          ==                 ==

(1) This property is held for sale as of June 30, 2001

(2) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

QUARTERLY SUPPLEMENTAL DISCLOSURE                              [GRAPHIC OMITTED]
        JUNE 30, 2001


 Properties Under Redevelopment

Acadia currently has four properties under redevelopment. Two of these properties are in the latter stages of the redevelopment process and upon the anticipated opening of their new anchors during the 4th quarter of this year, these projects will be completed. The first redevelopment is at the Abington Towne Center in the Philadelphia suburb of Abington, PA. During the fourth quarter 2000, Acadia completed the sale of the top two floors and a portion of the first floor of the main building to Target Corp. for $11.5 million, securing a new anchor for the property. T.J. Maxx, which occupies 27,000 square feet, also opened in November 2000. The Center, which was previously an enclosed multi-level mall, consists of a 203,000 square foot, three story main building (of which 157,000 is owned by Target) and 13,000 square feet of store space in outparcel buildings. The new Target store is expected to open prior to year-end. Costs incurred through second quarter 2001 totaled $2.7 million (net of a $1.3 million reimbursement received from Target during 2001) with approximately $800,000 of additional costs anticipated through completion. In Methuen, MA, the Company has executed a lease with Wal*Mart for the 89,000 square foot anchor space at the Methuen Shopping Center. Wal*Mart replaces the previous anchor, Caldor, whose lease the Company purchased in connection with Caldor's bankruptcy. Wal*Mart's rent represents a 240% increase over the former rents and a 25% yield on Acadia's investment based on the net increase in rents.

During 2001, redevelopment activities continued at Acadia's two other redevelopment projects. In Elmwood Park, NJ, Acadia is re-anchoring, renovating and expanding an existing 125,000 square foot center by replacing a 28,000 in-line Grand Union supermarket with a 48,000 square foot freestanding A&P supermarket and expanding an existing Walgreen's drug store. Costs incurred through second quarter 2001 totaled $1.8 million with an additional $10.2 million anticipated through completion in 2002. In Burlington, VT, the Grand Union lease has been assigned to Shaw's supermarket as a result of Grand Union's bankruptcy proceedings. Although Acadia is pleased with the excellent credit represented by Shaw's and their reputation as a solid supermarket operator, these events have temporarily delayed the Company's planned redevelopment and de-malling of the Gateway Shopping Center. The redevelopment, as originally planned, included the recapture of an undersized 32,000 square foot Grand Union lease and construction of a new anchor space.